As filed with the Securities and Exchange Commission on August 15, 2014

Securities Act File No. 333-[●]
Investment Company Act File No. 811-22990

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2 (CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.

Pomona Private Equity Fund

(Exact name of Registrant as specified in Charter)

780 Third Avenue, 46th Floor

New York, NY 10017

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code:

Michael D. Granoff

Pomona Management LLC
780 Third Avenue, 46th Floor

New York, NY 10017

(Name and address of agent for service)

COPY TO:

Jeffrey S. Puretz, Esq.

Richard Horowitz, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8 (c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Shares of Beneficial Interest	100,000	$10.00	$1,000,000	$128.80

(1)	Estimated solely for purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Pomona Private Equity Fund

PROSPECTUS

August 15, 2014

[●]

Pomona Private Equity Fund (the “Fund”) is a newly-formed, non-diversified, closed-end management investment company that seeks to provide targeted exposure to private equity investments.

Investment Objective. The Fund’s investment objective is to seek long-term capital appreciation.

Through the Fund, eligible investors can gain exposure to private equity investments, including secondary and primary investments in private equity and other private asset funds (“Investment Funds”) and, to a limited degree, in direct investments in operating companies.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$[●]	[●]
Sales Load(1)	$[●]	[●]
Proceeds to the Fund(2)	$[●]	[●]

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $[25,000], which stated minimum may be reduced for certain investors. Investors purchasing Shares (as defined herein) may be charged a sales load of up to [●]% of the investor’s subscription. The table assumes the maximum sales load is charged.

(2)	Assumes all Shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the Fund’s then current net asset value, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

The Fund is offering on a continuous basis up to [●] shares of beneficial interest (“Shares”). Voya Investments Distributor, LLC acts as the distributor of the Shares (the “Distributor”). The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares.  Investments may be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
Less than $[●]	[●]%
$[●]—$[●]	[●]%
$[●]—$[●]	[●]%
$[●] or more	[●]%

The Distributor and/or a Selling Agent may, in its discretion, waive the sales load for certain investors. The minimum initial investment is $[25,000]. See “Plan of Distribution.”

Investment Adviser. Pomona Management LLC is the Fund’s investment adviser (the “Adviser” or “Pomona”). The Adviser’s principal office is located at 780 Third Avenue, 46th Floor, New York, New York 10017.

Investment Portfolio. After a start-up phase, at least 80% of the Fund’s assets will normally be committed to private equity investments, including secondary and primary investments in Investment Funds and direct investments in operating companies. It is expected that in the first few years of the Fund’s operations, a significant portion of the Fund’s assets will be committed to secondary investments in Investment Funds, and that over time assets also will be committed to primary investments in Investment Funds, and, to a lesser degree, to direct investments in operating companies. For a further discussion of the Fund’s principal investment strategies, see “Investment Program.”

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page [38]. Shares will not be listed on any national securities exchange. Shares are subject to restrictions on transferability and liquidity may be provided by the Fund only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. See “Repurchases and Transfers of Shares.”

Management Fee. The Fund pays the Adviser a quarterly fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of Shares that are repurchased as of the end of the quarter). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the general partners or managing members (or persons or entities performing a similar role) of the Investment Funds (such general partner, managing member, or other person/entity in respect of any Investment Fund being hereinafter referred to as the “Investment Manager” of such Investment Fund) and indirectly paid by investors in the Fund. See “Management Fee.”

Eligible Investors. Shares are being sold only to investors that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”). The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any investor is $[25,000] and the minimum additional investment in the Fund by any investor is $[10,000]. The minimum initial and additional investments may be reduced by either the Fund or its Distributor in the discretion of each for certain investors. [Investors may only purchase their Shares through the Distributor or through a Selling Agent.]

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [●], 2014, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing to the Fund [●] or by calling [●]. The table of contents of the SAI appears on page [●] of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

Voya Investments Distributor, LLC

SUMMARY OF TERMS

THE FUND

Pomona Private Equity Fund (the “Fund”) is a newly-formed, non-diversified, closed-end management investment company that seeks to provide eligible investors with targeted exposure to private equity investments. The Fund’s investment adviser is Pomona Management LLC (the “Adviser” or “Pomona”).

The Fund seeks to provide access to investments that are generally unavailable to the investing public due to investor suitability restrictions, resource and operational requirements, and higher investment minimums. Accordingly, the Fund has been structured with the intent of providing exposure and streamlining access to private equity investing. For example, private equity investors are typically required to manage the funding of capital calls on short notice, meet large minimum commitment amounts, and receive complex tax reporting on Schedule K-1s. Through the Fund, eligible investors can gain exposure to the potential rewards of private equity investments through a registered fund that is structured to facilitate investing in this asset class. Investors in the Fund would be spared some disadvantages of investment in unregistered private equity funds.

Through the Fund, investors will have access to private equity investments, including secondary and primary investments (as defined more fully below) in private equity and other private asset funds (“Investment Funds”) that may otherwise restrict the number and type of persons whose money will be accepted for investment. These Investment Funds will generally be unaffiliated with, and not related to, the Fund or the Adviser. Investing in the Fund also permits eligible individual and institutional investors (“Shareholders”) to invest in Investment Funds without being subject to the high minimum investment requirements imposed on investors in such Investment Funds, which the Adviser believes typically range between $5 million and $20 million. In addition, because the Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), it is expected to have certain attributes that are not generally found in traditional unregistered private equity fund of funds. These include providing simpler tax reports to Shareholders on Form 1099 and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

Pomona or an affiliate will provide the initial capitalization of $50 million to the Fund prior to commencement of operations.

INVESTMENT OBJECTIVE	The Fund’s investment objective is to seek long-term capital appreciation.

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INVESTMENT PROGRAM

The Fund seeks long-term capital appreciation by investing primarily in private equity investments. The Fund invests principally in secondary and primary investments in Investment Funds and, to a lesser degree, in direct investments in operating companies. Once the Fund is fully committed, at least 80% of its assets will normally be committed to these types of private equity investments. It is expected that in the first few years of the Fund’s operations, a significant portion of the Fund’s assets will be committed to secondary investments in Investment Funds, and that over time, assets also will be committed to primary investments in Investment Funds, and, to a lesser degree, to direct investments in operating companies.

Each underlying Investment Fund is, or will be, managed by the general partner or managing member (or a person or entity performing a similar role) of the Investment Fund (such general partner, managing member, or other person/entity in respect of any Investment Fund being hereinafter referred to as the “Investment Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Manager.

By focusing a substantial portion of the Fund’s investment program on secondary interests in existing Investment Funds, the Fund will seek to mitigate the impact of “J-curve” performance (as described below) on the Fund’s returns, which typically impacts primary private equity investments, potentially increasing interim returns and cash flow. Secondary investments may also mitigate return volatility by increasing the breadth of investments in the Fund’s portfolio, with corresponding broad-based exposure to existing, rather than blind pool, investments.

In pursuing the Fund’s investment objective, the Adviser will seek to invest in Investment Funds and direct investments representing a broad spectrum of types of private equity opportunities (e.g., buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets, and/or other private assets) and vintage years (i.e., the year in which an Investment Fund begins investing). The Fund’s investment program is intended to achieve broader investment exposure and more efficient capital deployment than most eligible investors could achieve by making a limited number of primary investments in Investment Funds alone. The Fund will seek to avoid concentration in any particular industry sector.

To maintain liquidity and to meet Investment Fund capital calls, the Fund may invest in short- and medium-term fixed income securities and may hold cash and cash equivalents. The Fund may also utilize a revolving credit facility to satisfy repurchase requests from Shareholders, to meet capital calls, and to otherwise provide the Fund with temporary liquidity. In addition, the Fund may, to a lesser extent, invest in exchange-traded funds (“ETFs”) designed to track equity indices and listed private equity vehicles, such as business development companies and publicly traded private equity firms (“Listed Private Equity”).

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THE ADVISER

Founded more than 20 years ago, the Adviser is a global, value-oriented private equity firm specializing in investing across the private equity spectrum. The Adviser aims to generate attractive investment returns by following a consistent disciplined strategy, focusing relentlessly on quality and investing prudently and patiently, to drive consistent growth and returns over a long period of time, through multiple market cycles.

Headquartered in New York City with offices in London and Hong Kong, the Adviser has a team of approximately 43 professionals as of [●] that manage more than $8.5 billion in committed capital from over [350] sophisticated investors from more than 25 countries. The Adviser is led by a senior management team that has worked together since 1995 and is one of the pioneers of investing in secondary interests in Investment Funds. The Adviser manages a series of private equity funds that make secondary, primary, and direct investments, with interests in over 600 diversified Investment Funds and more than 6,000 operating companies.

PRIVATE EQUITY STRATEGIES

Private equity is an asset class typically consisting of equity securities and debt in operating companies that are not publicly traded on a stock exchange.  Private equity consists of investors and funds that typically make investments directly into private companies or conduct buyouts of public companies that typically result in a delisting of public equity.  Funds are typically structured as 10 year partnerships, where capital is called and investments are made in years 1-4 and sold in years 5-10.

For example, general buyout funds seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale at a multiple of invested equity by unlocking value and enhancing opportunities through financial, managerial, and/or operational improvements.

Types of private equity investments that the Fund may make include:

Secondary Investments. Secondary investments, or “secondaries,” refer to investments in existing Investment Funds that are typically acquired in privately negotiated transactions. The private equity secondary market refers to the buying and selling of pre-existing investor commitments to private equity and other alternative investment funds. Sellers of private equity investments sell not only the investments in the fund, but also their remaining unfunded commitments to the funds. When purchasing a secondary, the buyer will agree to purchase an investor’s existing limited partnership position in an Investment Fund, typically at a discount to net asset value, and take on existing obligations to fund future capital calls. Secondary transactions are typically purchases of Investment Funds that are three to seven years old, with existing portfolio companies. These types of private equity investments are viewed as more mature investments than primaries and, as a result, the investment returns from these investments may not exhibit the delayed cash flow and return “J-curve” performance that is normally associated with primary investments. In addition, secondaries typically have a shorter duration than primary investments, due to earlier realizations and cash flows from the underlying investments. In contrast, primary investments typically have a longer-term duration, resulting in fewer near-term cash flows than secondaries, but with the potential for higher returns due to the potential for additional growth in underlying investments.

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Due to the illiquidity of the market for interests in Investment Funds, an investor can sometimes purchase a secondary investment at a discount to an Investment Fund’s net asset value. In making secondary investments, the Adviser normally seeks to invest in Investment Funds with: (i) expected near-to-medium term cash flows; (ii) operationally and financially focused Investment Managers; and (iii) a risk profile characterized by limited downside returns with a low risk of loss of capital. However, there can be no assurance that any or all secondary investments made by the Fund will be able to sustain these characteristics or exhibit this pattern of investment returns and risk, and the realization of later gains is dependent upon the performance of each Investment Fund’s portfolio companies.

The Adviser expects that a significant portion of the Fund’s assets will be committed to secondaries, particularly in the first few years of the Fund’s operations, and thereafter as described below under “Asset Allocation.”

Primary Investments. Primary investments, or “primaries,” refer to investments in newly established private equity funds, typically sponsored by Investment Managers with an established investment track record. Primary investments are made during a private equity fund’s initial fundraising period in the form of capital commitments, which are then called down by the fund and utilized to finance its investments during a predefined period.

The Adviser believes that most private equity fund sponsors raise new funds only every four to six years, and funds managed by top-tier private equity firms may be closed to new investors or otherwise not available for primary investments at any given time. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are important for accessing Investment Funds sponsored by top performing private equity firms that may have demand beyond the Investment Fund’s capacity.

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Primary investments typically exhibit “J-curve” performance, such that the private equity fund’s net asset value typically declines or flattens moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the private equity fund matures and as portfolio companies are sold, the Adviser believes that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all primary investments made by the Fund will exhibit this pattern of investment returns. The realization of later gains is dependent on the performance and disposition of the Investment Fund’s portfolio companies. The Adviser believes that primary investments are usually 10 to 13 years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

In the first few years of the Fund’s operations, the Adviser expects that it will not commit a significant portion of the Fund’s assets to primaries; however, the Adviser expects to commit a range of 0% to 50% of the Fund’s assets to primaries, measured at the time of a new investment, as the Fund matures.

Direct Investments. Direct investments refer to a direct investment in an operating company by the Fund, as opposed to an investment in an Investment Fund that, in turn, invests in operating companies. The Fund may make a direct investment in an operating company on its own, or as a co-investor alongside other investors, often one or more Investment Funds. Direct investments alongside other investors, referred to as “Co-Investment Opportunities,” are sometimes structured so that the lead and co-investors collectively hold a controlling interest in the operating company. In some circumstances, the Fund may lead investments in Co-Investment Opportunities. In direct investments, unlike investments in Investment Funds, the Fund would likely not bear an additional layer of fees for the intermediary Investment Fund, although the Fund may still bear transactional expenses.

In the first few years of the Fund’s operations, the Adviser expects that it will not commit a significant portion of the Fund’s assets to direct investments; however, the Adviser expects to eventually commit a range of 0% to 20% of the Fund’s assets, measured at the time of investment, to direct investments as the Fund matures.

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Investment Opportunities. In pursuing the Fund’s investment objective, the Adviser will seek to invest in Investment Funds and direct investments representing a broad spectrum of types of private equity investment opportunities, including buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets, and/or other private assets. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on companies of any size of capitalization, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. Buyout transactions frequently use debt financing, or leverage, particularly in large capitalization transactions. Growth capital typically involves minority investments in established companies with strong growth characteristics and typically does not utilize much, if any, leverage. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity. Special situations investments may include debt investments that provide a middle level of financing below the senior debt level and above the equity level, also referred to as “mezzanine” debt. A typical special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, infrastructure, energy or utility investments and turnaround investments. The special situations Investment Funds to which the Adviser may allocate the Fund’s assets may result in exposure to low grade or unrated debt securities (i.e., “high yield” or “junk” bonds). Credit investments may include investments in senior secured bank loans through structured vehicles and other investment products. Venture capital investments generally focus on emerging companies, often in the technology and healthcare industries. Venture capital funds typically finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. Private infrastructure may include companies and Investment Funds that focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways, and roads). Real estate investments may include single-property real estate opportunities in the United States and abroad and operating companies with significant real estate portfolios. Investments in real assets may provide exposure to real estate, commodities, natural resources (such as agriculture and timber), infrastructure, and precious metals. Other private asset investments may include opportunities in other assets.

The Adviser does not normally expect to make investments in Investment Funds or direct investments in the energy or healthcare sectors. The Adviser may invest the Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Fund’s portfolio holdings at any time.

Geographic Regions. Investment Funds and direct investments may be domiciled in the United States or outside the United States, though the Fund will principally invest in U.S.-domiciled investments. The Adviser does not normally expect to make investments in emerging market countries.

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Asset Allocation

Once the Fund is “fully committed,” its asset allocation is expected to be as noted below. The Adviser anticipates, however, that the Fund will not be fully committed until the Fund has been in operation for 12 to 24 months or until the Fund attains a certain size. The percentages shown below are guidelines, and the Fund’s actual allocation in investments can vary from the designated ranges at any time:

Investment Type	Target Range

Secondary Investments	[40-80]	%

Primary Investments (including seasoned primary investments)	[0-50]	%

Direct Investments	[0-20]	%

Investment Opportunities

Buyout	[50-80]	%
Growth Capital and Venture Capital	[0-20]	%

Private Infrastructure and Mezzanine	[0-20]	%
Other	[0-20]	%
Geographic Regions
North America	[60-100]	%
Europe	[0-25]	%
Rest of the World	[0-15]	%

The Fund may not be able to attain the ranges in these guidelines. There can be no assurance that the desired investment strategies will be available, or that potential investments will be consistent with the Fund’s investment objective, will satisfy the Adviser’s due diligence considerations, or will be selected for the Fund.

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Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, macro-economic factors, the Fund’s existing portfolio at the relevant time, and other pertinent factors. The Fund would not need to adjust its allocations if the percentages of investments change and do not fall within allocation ranges by virtue of changes in value of the Fund’s assets.

More on Investment Strategies

The principal elements of the Adviser’s investment strategy include: (i) allocating the assets of the Fund across Investment Funds, direct investments, and other assets; (ii) seeking to secure access to compelling investment opportunities that the Adviser believes offer attractive value; (iii) seeking to manage the Fund’s level of investment and liquidity using the Adviser’s significant experience in managing private equity capital commitments; and (iv) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

Security Selection. In selecting secondaries for the Fund, the Adviser seeks to purchase assets that the Adviser believes are quality assets and are priced at a discount to the asset’s intrinsic value, where downside and principal risk is limited, and the range of investment outcomes can be measured and assessed. In selecting primaries, the Adviser will seek to invest with Investment Managers that the Adviser believes have a proven track record and an investment strategy that seeks to create value for their investors.  In assessing direct investments, the Adviser will seek to invest in opportunities that it believes have an attractive risk-reward profile, taking into account management, industry, strategy, capital structure, potential partners and other factors.

Commitment Strategy. Investors in private equity funds generally make a commitment to provide a specified level of capital to a private equity fund upon demand by such private equity fund’s Investment Manager. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments or portfolio companies are identified. As a result, a significant investment position in an Investment Fund, particularly primary investments, may require an appropriate commitment strategy.

The Adviser will seek to address this challenge by balancing liquidity with maintaining a level of investment that is as high as practicable. It is expected that in the first few years of the Fund’s operations, a significant portion of the Fund’s assets will be committed to secondary investments in Investment Funds, and that over time assets also will be committed to primary investments in Investment Funds, and, to a lesser degree, to direct investments in operating companies. Typically, secondary investments in Investment Funds will have a lesser obligation to fund future capital calls than primary investments. The Fund may commit to invest in Investment Funds—both secondaries and primaries—in an aggregate amount that exceeds the Fund’s then-current assets (i.e., to “over-commit”) to maintain an appropriate level of investment.

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The commitment strategy may also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of shares of beneficial interest (“Shares”) by Shareholders, and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser may analyze historical data, actual portfolio observations, insights and valuations from the Investment Managers, and forecasts by the Adviser.

Risk Management. The Adviser believes that due to the long-term nature of the Fund’s investments, ongoing risk management is important to the health of private equity investments. The Adviser will seek to diversify the Fund’s assets by geography, vintage years, investment opportunity, sector, industry, and stage of development. The Adviser will use a range of techniques to reduce the risk associated with private equity investing. These include seeking to maintain close contact with Investment Managers of Investment Funds, and seeking to track commitments, capital calls, distributions, valuations, and other pertinent details of Investment Funds.

Other risk management techniques may include, without limitation:

• Allocating commitments among secondaries, primaries, and direct investments;

• Actively managing cash and liquidity;

• Monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of commitment; and

• Monitoring available credit lines for the Fund to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, or in managing the Fund’s assets, the Adviser may from time to time determine to sell certain of the Fund’s assets.

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The Adviser and its investment management team may use a range of resources to identify and source the availability of Investment Funds. The Adviser will seek to perform analysis on the underlying assets in prospective Investment Funds. This may include analysis of debt and equity structures, balance sheet strength and fundamentals, cash flow dynamics, operations, and management teams. In addition, the Adviser has assembled a proprietary database of information on a large number of leading private equity funds and their underlying portfolios. The Adviser believes that its broad network of relationships throughout the private equity industry will assist portfolio managers in evaluating potential investments. Since its founding, the Adviser has analyzed over $[●] billion in secondary interests in more than [●] Investment Funds.

After making an investment in an Investment Fund, the Adviser will seek to track operating information about the Investment Fund and its portfolio companies. The Adviser will seek to communicate with Investment Managers, conduct onsite visits where feasible, review audited and unaudited reports, monitor turnover in senior management, and monitor changes in policies. In conjunction with the due diligence process, an investment’s tax treatment and terms and conditions may be considered.

In committing the Fund’s assets, the Adviser will attempt to benefit from the performance of various Investment Funds, and assess the potential benefits and risks of access to new and existing Investment Funds. Generally, the Adviser will seek to invest no more than [●]% of the Fund’s assets, measured at the time of investment, in any one Investment Fund, although the Adviser may exceed this amount where it believes appropriate.

LEVERAGE	The Fund may borrow money in connection with its investment activities (i.e., utilize leverage). The Fund may borrow money through a credit facility or other arrangements for investment purposes, to satisfy repurchase requests, and to provide the Fund with liquidity. For borrowing through indebtedness, the 1940 Act requires a registered investment company to satisfy an asset coverage requirement (the “Asset Coverage Requirement”) of 300% of its indebtedness, including amounts borrowed. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. See “Types of Investments and Related Risks — Leverage Utilized by the Fund.”

Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the limitations on borrowings in the 1940 Act. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds held by the Fund and the volatility of the value of Shares may be great, especially during times of market turmoil. Generally, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund. An Investment Fund’s leverage or expected leverage is a factor that may be considered by the Adviser in its security selection process.

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THE OFFERING	The Fund will initially offer a single class of Shares designated as “Class A Shares” to investors eligible to invest in the Fund. The Fund is offering its Class A Shares on a continuous basis. Class A Shares will be offered at an initial price of $[●] per Share. The initial closing date for subscriptions for Shares is currently anticipated to be on or about [●] (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Class A Shares may be purchased as of the first business day of each calendar quarter based upon the Fund’s then current net asset value. Each date on which Shares are considered delivered is referred to as a “Closing Date.” Each prospective investor will be required to complete an investor application (the “Investor Application”) certifying that the Shares being purchased are being acquired by an Eligible Investor, as defined herein. Prior to the receipt and acceptance of the Investor Application, an investor’s funds will be held in an escrow account by the Fund’s transfer agent.

Shares are sold subject to a maximum front-end sales load of [●]%. Voya Investments Distributor, LLC (the “Distributor”) acts as the distributor of the Shares. The Fund may be offered through other brokers or dealers (“Selling Agents”) that have entered into selling agreements with the Distributor. The Distributor may reallow the full amount of the sales load to the Selling Agents. Currently, the actual sales load paid by Shareholders may vary among and within Selling Agents. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.

The Fund has submitted an application for an exemptive order to the Securities and Exchange Commission (“SEC”) to permit the Fund to offer additional classes of Shares besides Class A Shares. If the Fund’s application is granted, the Fund presently intends to offer a second class of Shares and may offer other classes of Shares as well. Each class of Shares will have certain differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution fees and transfer agency fees that each class may be charged.

DIVIDENDS AND DISTRIBUTIONS	Distributions will be paid at least annually on the Class A Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Class A Shares are registered in its own name will automatically be a participant under the dividend reinvestment plan, or “DRIP” (as described herein) and have all income dividends and/or capital gains distributions automatically reinvested in Class A Shares, unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. Whether a Shareholder’s Class A Shares are registered in its own name may depend on a financial intermediary.

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BOARD OF TRUSTEES	The Fund has a Board of Trustees (each member a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) (“Independent Trustees”) of the Fund or the Adviser. See “Management of the Fund.”

INVESTMENT ADVISORY AGREEMENT; MANAGEMENT FEE; ADMINISTRATION FEE

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Trustees, including a majority of Independent Trustees. The Board, the Fund’s Shareholders, or the Adviser may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the parties to the Investment Advisory Agreement.

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a quarterly fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of Shares that are repurchased as of the end of the quarter). The Fund will also indirectly bear asset-based fees and incentive fees paid by the Investment Funds to their Investment Managers and indirectly paid by investors in the Fund. See “Management Fee.”

Pomona also serves as the Fund’s administrator (the “Administrator”) and performs certain administrative, accounting and other services for the Fund. In consideration of the administrative services provided by the Administrator to the Fund, the Fund pays the Administrator a quarterly fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value (the “Administration Fee”), and reimburses the Administrator for its out-of-pocket expenses. The Administration Fee is also an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of Shares that are repurchased as of the end of the quarter).

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FEES AND EXPENSES	The Fund will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds. The Fund is expected to incur aggregate organizational and offering expenses of approximately $[●] in connection with this offering. It is expected that, for purposes of calculating net asset value, the Fund’s offering costs will be capitalized and amortized over the 12-month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares, and its operational expenses for services, including custody, transfer agency, administration, compliance, and legal and audit services, among others. The Fund, by investing in the Investment Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Funds. See “Fund Expenses.”

DISTRIBUTION OF SHARES; DISTRIBUTION AND SERVICING FEE

Shares are sold subject to a maximum front-end sales load of [●]% of the dollar amount invested, which Selling Agents may collect and retain. The Distributor will not charge an additional sales load on Shares directly distributed by the Distributor.

Under the terms of a distribution agreement (the “Distribution Agreement”) with Voya Investments Distributor, LLC, the Distributor will directly distribute Shares to investors. The Fund will pay the Distributor a quarterly fee of [●]% ( [●]% on an annualized basis) of the Fund’s quarter-end net asset value, determined as of the last day of each quarter (before any repurchases of Shares) (the “Distribution and Servicing Fee”), for distribution and investor services provided to Shareholders. The Distribution and Servicing Fee is charged on an aggregate Fund-wide or class-wide basis, and Shareholders are expected to be subject to the Distribution and Servicing Fee as long as they hold their Shares. The Distributor may, in its sole discretion, pay various Selling Agents some or all of the Distribution and Servicing Fee to compensate such Selling Agents for distribution and servicing support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Selling Agents and other intermediaries, including the Distributor, for sales and wholesaling support in connection with the Shares, and also for other services including due diligence support, account maintenance, provision of information and support services.

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EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT	The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a [one]-year term beginning on the Initial Closing Date and ending on the [one]-year anniversary thereof (the “Limitation Period”) to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund during the Limitation Period, to an amount not to exceed [●]% per annum of the Fund’s net assets (the “Expense Cap”). “Specified Expenses” that are not covered by the Expense Limitation and Reimbursement Agreement include: [(i) the Management Fee; (ii) all fees and expenses of Investment Funds and direct investments in which the Fund invests (including all acquired fund fees and expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of secondaries, primaries, direct investments, ETFs, and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with any credit facility, if any, obtained by the Fund; (vi) the Distribution and Servicing Fee; (vii) taxes; and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser).] To the extent that the Fund’s total annual ordinary operating expenses, exclusive of the Specified Expenses for any quarter exceed the Expense Cap, the Adviser will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives revenues or reimburses expenses, it is permitted to recoup any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were waived or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund’s total annual ordinary operating expenses, not including Specified Expenses, have fallen to a level below the then-effective Expense Cap, up to the then-effective Expense Cap.

CONFLICTS OF INTEREST	The Adviser and its affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may compete against the Fund and/or be disadvantageous to the Fund. The same may be true for the Investment Managers of the Investment Funds. See “Conflicts of Interest.”

PURCHASE OF SHARES	The minimum initial investment in the Fund by an investor is $[25,000]. Additional investments in the Fund must be for a minimum amount of $[10,000]. The minimum initial and additional investments may be reduced by either the Fund or its Distributor in the discretion of each for certain investors.

The Fund will accept initial and additional purchases of Shares as of the first business day of each calendar quarter. For the initial purchase and at the discretion of the Fund or Distributor thereafter, the investor must submit a completed Investor Application form at least five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds at least three business days prior to the applicable purchase date in the full amount of the purchase to enable the Fund to invest the proceeds expeditiously. An investor who misses one or both of these deadlines will have the effectiveness of the investment in the Fund delayed until the following quarter.

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The Fund issues the Shares purchased and an investor becomes a Shareholder with respect to such Shares as of the applicable Closing Date, i.e., the first business day of the relevant quarter. Purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund. The Fund and the Distributor each reserves the right to reject any purchase of Shares in its sole discretion (including, without limitation, when one has reason to believe that an investor is not eligible to invest in the Fund). In addition, to manage cash flows, or for any other reason as determined in the sole discretion of each of the Fund and the Distributor, the Fund or the Distributor may limit or suspend an investor’s ability to purchase Shares of the Fund. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund or the Distributor will be returned to the prospective investor.

ELIGIBLE INVESTORS	Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders seeking to purchase additional Shares will be required to qualify as “Eligible Investors” at the time of the additional purchase. The Distributor or a Selling Agent that offers Shares, or a registered investment adviser (“RIA”) that invests in or recommends Shares for a client, may impose additional eligibility requirements for investors who purchase Shares through the Distributor, such Selling Agent, or such RIA.

Each prospective Shareholder, and, at the request of the Fund or Distributor, each existing Shareholder seeking to purchase additional Shares, must submit a completed Investor Application acceptable to the Adviser and/or Distributor, certifying, among other things, that the Shareholder is an Eligible Investor and will not transfer the Shares purchased except in the limited circumstances permitted. The Adviser and/or Distributor may from time to time impose stricter or less stringent eligibility requirements. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

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INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance, and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund and, as discussed below, the Fund will not conduct tender offers during its first two years of operations, and may at the earliest conduct tender offers beginning in the third year of operations. See “Types of Investments and Related Risks — Closed-End Fund; Liquidity Risks.”

In addition, The Fund may not be suitable as the sole investment for investors who require minimum annual distributions from a retirement account through which they hold Shares. See “Repurchases and Transfers of Shares — Repurchases of Shares.”

VALUATION

The Administrator will oversee the valuation of the Fund’s investments on behalf of the Fund under the supervision of the Board and pursuant to valuation procedures approved by the Board for the Fund (the “Valuation Procedures”).

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations in which market quotations are deemed unreliable. The private equity securities in which the Fund will invest normally do not have readily available market prices and therefore will be valued at their “fair value.” Determining the fair value of private equity and other assets requires that judgment be applied to the specific facts and circumstances of each asset while seeking to employ a valuation process that is consistently followed. There is not necessarily a single standard for determining fair value of such assets, and determinations of fair value may involve subjective judgments and estimates.

The fair value of the Fund’s investments in Investment Funds and direct investments as of each Valuation Date ordinarily will be the carrying amount of the Fund’s interests in such investments as determined by reference to the issuer’s most recent balance sheet, statement of capital account, or other valuation provided by the relevant Investment Manager or lead investor as of, or prior to, the relevant Valuation Date, as adjusted for other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Valuation Date.

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In the case of Investment Funds, Investment Managers may adopt a variety of valuation methods and bases and provide differing levels of information concerning the Investment Funds. It is expected that neither the Adviser nor Administrator will be able to meaningfully influence the valuation processes used by the Investment Managers. Consequently, there are inherent difficulties in determining the fair value of Investment Funds and inherent uncertainties in the fair values that are presented. The Administrator generally will not be able to confirm with certainty the accuracy of valuations provided by Investment Managers, even after the Fund receives the Investment Funds’ audited financial statements. Furthermore, the Investment Funds will typically provide the Adviser with only estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. The actual realized returns on the Fund’s unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Investment Managers and lead investors base their valuations.

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS	The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily or other periodic basis because the Fund is a closed-end fund. In addition, the Fund’s Shares are subject to restrictions on transferability, and liquidity may be provided by the Fund only through limited repurchase offers. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Types of Investments and Related Risks — Closed-End Fund; Liquidity Risks.”

REPURCHASES OF SHARES BY THE FUND	To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. It is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund first offer to repurchase Shares from Shareholders in the Fund’s third year of operations. It is also expected that the Adviser will normally recommend to the Board, subject to the Board’s discretion, that the Fund conduct repurchases thereafter on a quarterly basis as of the end of each calendar quarter, so that they would occur each March 31, June 30, September 30 and December 31 of every year, although the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. It is also expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund’s net asset value. There can be no assurance that the Board will accept the Adviser’s recommendation.

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There is no minimum amount of Shares that must be repurchased by the Fund in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts, and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees may consider the recommendation of the Adviser as to the timing and amount of such an offer, as well as any other factors considered appropriate by the Board, including operational, business and economic factors. If the Fund does not engage in repurchases, Shareholders may not have a source of liquidity for their Shares.

If a repurchase offer is conducted, it will generally follow the following timeline:

-   [100] days prior to the end of a calendar quarter: the Fund issues a notice of a tender offer and the tender offer commences;

-   [75] days prior to the end of a calendar quarter: a Shareholder must tender his/her/its Shares by this date (the “Notice Date”);

-   [5] days prior to the end of a calendar quarter: a Shareholder who has tendered his/her/its Shares can revoke the request to tender the Shares upon written notice to the Fund received by this date (“Expiration Date”);

-   The end of the calendar quarter if it is a business day, and if not, the last business day of the quarter is the valuation date (“Valuation Date”) as of which the value of the tendered Shares that are accepted for repurchase shall be determined.

If a repurchase offer is extended, the Expiration Date will be extended accordingly. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Promptly after the Valuation Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, based on the value of the Shares as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon information received, including information from the Investment Managers of the Investment Funds, after the Valuation Date about the value of assets of the Fund as of the applicable Valuation Date.

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The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 80-90% of the estimated value of the repurchased Shares, based on the value of the Shares as of the Valuation Date. The Initial Payment will be made within [60] days after the Valuation Date.

The final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, based on the value of such Shares as of the Valuation Date as adjusted based upon information received, including information from the Investment Managers of the Investment Funds, after the Valuation Date about the value of assets of the Fund as of the applicable Valuation Date, over (2) the Initial Payment. The Final Payment is expected to be made within [120] days of the Valuation Date, though it could take longer.

A 2% early repurchase fee (an “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the one-year anniversary of the Shareholder’s purchase of Shares. Shares tendered for repurchase and subject to the Early Repurchase Fee will be treated as having been repurchased on a “first-in, first-out” basis. Any Early Repurchase Fee charged to Shareholders will be retained by the Fund and will benefit the Fund’s remaining Shareholders.

The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust. See “Repurchases and Transfers of Shares — No Right of Redemption” and “— Repurchases of Shares.”

SUMMARY OF TAXATION	The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code). With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to “look through” to the income, assets and investments of certain Investment Funds.

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For each taxable year that the Fund so qualifies, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to Fund Shareholders. The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. Tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make the investment.

Certain of the Investment Funds in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments held by the Fund and certain of the Investment Funds. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund fails to qualify as a RIC or fails to distribute at least 90% of the sum of its net ordinary income and net short-term capital gains to Shareholders in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income and gains were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

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A Shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt Shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Matters.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Shareholders subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, it is expected that the Adviser should not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

REPORTS TO SHAREHOLDERS	The Fund furnishes to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

TERM	The Fund’s term is perpetual, though the Fund can be terminated under the terms of the Fund’s organizational documents.

RISK FACTORS	Investment in the Fund exposes investors to the risk of private equity investments. Private equity investments involve significant risks, including a total loss of capital. Risks relating to private equity investments derive from several factors, including, but not limited to: the risk that portfolio investments do not succeed, as well as the risks of limited diversification, leverage, limited liquidity, and capital call obligations. Additional risks include:

General Risks

• Loss of capital, up to the entire amount of a Shareholder’s investment.

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• Investing in a newly-organized fund with no operating history and no performance history, and in Investment Funds that may also be newly-organized and therefore have no, or only limited, operating histories.

• The Fund’s Shares are illiquid securities. Shares are not traded on any national securities exchange or market and are subject to certain restrictions on transferability contained in the Fund’s Agreement and Declaration of Trust.

• The Adviser and the Investment Managers may face conflicts of interest.

• The Fund may be unable to raise substantial capital, which could result in the Fund being unable to structure its investment portfolio as anticipated, and the returns achieved on these investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller asset base.

Investment Program Risks

•  There is no established market for secondaries and the Adviser does not currently expect a liquid market to develop.

• There can be no assurance that the Fund will be able to identify sufficient investment opportunities or that it will be able to acquire sufficient secondaries on attractive terms.

• The success of each Investment Fund and direct investment (and, as a result, the success of the Fund) is subject to those risks that are inherent in private equity investments, including, but not limited to, the risk that portfolio companies will not succeed.

• The Fund may acquire direct investments in portfolio companies or purchase secondaries or primaries that invest in portfolio companies that involve a high degree of business or financial risk.

• When the Fund makes direct investments in operating companies that are Co-Investment Opportunities alongside Investment Managers, the Fund will be highly dependent upon the capabilities of the Investment Managers alongside which the investment is made. The Fund may indirectly make binding commitments to Co-Investment Opportunities without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent operating company. In some cases, the Fund will be obligated to fund its entire direct investment in a Co-Investment Opportunity up front, and in other cases the Fund will make commitments to fund investments from time to time, as called by the Investment Manager of another Investment Fund in a Co-Investment Opportunity. Generally, neither the Adviser nor the Fund will have control over the timing of capital calls or distributions received from such Co-Investment Opportunities, or over investment decisions made in such Co-Investment Opportunities.

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• Subject to the limitations and restrictions of the 1940 Act, the Fund may use leverage by borrowing money for investment purposes, to satisfy repurchase requests, and for other temporary purposes, which may increase the Fund’s volatility. Borrowing and leverage present opportunities for increasing total return, but have the effect of potentially magnifying losses as well.

• Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the limitations on borrowings in the 1940 Act. Accordingly, the Fund may be exposed to the risk of highly leveraged investment programs of certain Investment Funds held by the Fund. Generally, the use of leverage by Investment Funds may increase the volatility of the Investment Funds.

• An Investment Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk, in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

• To avoid potential regulatory consequences, the Fund may hold its interest in an Investment Fund or in a direct investment in an operating company in non-voting form or limit its voting rights to a certain percentage of its investment. To the extent the Fund (1) holds non-voting interests, or (2) contractually foregoes the right to vote its interests in an Investment Fund or operating company, the Fund will not be able to vote on matters that require the approval of the interest holders of the Fund or operating company, including matters that may be adverse to the Fund’s interests. This restriction could diminish the influence of the Fund and Adviser in an Investment Fund or operating company, as compared to other investors, and could adversely affect the Fund’s investment in the Investment Fund or operating company, which could result in unpredictable and potentially adverse effects on the Fund.

• The valuation of Investment Funds and operating companies in which the Fund invests ordinarily will not be based on market quotations or other objective and observable sources. In addition, the Adviser may not have access to all material information relevant to a valuation analysis. Valuations of Investment Funds will ordinarily be based on valuations provided by Investment Managers of the Investment Funds, which may be based on imperfect information, involve elements of judgment on the part of Investment Managers, and be subject to inherent uncertainties.

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• The valuations reported by the Investment Funds or deduced for operating companies, based upon which the Fund determines its quarter-end net asset value, may be subject to later adjustment or revision.

• If the Fund needs to sell assets to pay for repurchases, it may have to dispose of such assets at depressed prices. In addition, the Fund’s ability to sell its interests in Investment Funds and operating companies in which it is invested may be limited.

• The Fund has no obligation to repurchase Shares at any time, and any such repurchases will only be made at such times, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. While it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund first offer to repurchase Shares in the Fund’s third year of operations and will normally recommend to the Board that the Fund conduct repurchases thereafter as of the end of each calendar quarter, the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. In addition, the Fund may at any time cease conducting repurchases, even after it has started making repurchase offers, which could leave Shareholders without a source of liquidity for their Shares for an extended period of time.

• Investment analyses and decisions may be undertaken on an expedited basis for the Fund to take advantage of available investment opportunities that have expedited investment processes. Further, the Adviser may conduct its due diligence activities over a very brief period to take advantage of investment opportunities, which could result in less due diligence being conducted on the investment opportunity by the Adviser than would be conducted in ordinary circumstances.

• The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may provide concentrated exposure to the risks of that strategy.

• An Investment Fund may focus on a particular industry or sector (e.g., utilities, financial services, consumer products, industrials, or technology), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

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• An Investment Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

• The securities in which an Investment Fund may invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to greater risk of loss than holders of secured interests, debt, or preferred shares.

• An Investment Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number or more diversified securities.

• The Fund is registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered.

• Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund and Shareholders, as indirect limited partners or members in such Investment Funds, may not avail themselves of 1940 Act protections.

• Fund Shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations, or fees and expenses at the Investment Fund level.

• Certain of the Investment Funds may invest and the Fund may directly invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States.

• Non-U.S. securities, which could be held by Investment Funds in which the Fund invests and through direct investments, involve certain risk factors not typically associated with investing in U.S. securities.

• Fund Shareholders will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers or against portfolio companies.

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• The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The overall impact of holding a portion of the investment portfolio in cash or cash equivalents could be a drag on performance.

• The Fund may employ an “over-commitment” strategy, which could result in an insufficient cash supply to meet Investment Fund commitments.  Such an insufficient cash supply would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to conduct tender offers for its Shares or pay for repurchases of Shares tendered by Shareholders, or to meet expenses generally.  Moreover, if the Fund defaults on its commitments or fails to satisfy capital calls in a timely manner, it generally will be subject to significant penalties, such as the complete forfeiture of the Fund’s investment in an Investment Fund.

• The Fund is a non-diversified fund, meaning that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. Even though classified as non-diversified, the Fund may be invested in a fashion that meets diversification standards, which could temper potential gains from one or a few investments.

• The Fund is subject to the risk that an Investment Fund may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. The Fund intends to qualify as a RIC under the Code, but may be subject to tax liabilities if it fails to so qualify.

• Investment Funds located outside of the United States may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Fund and its Shareholders.

• Legal, tax, and regulatory changes, as well as judicial decisions, could adversely affect the Fund. It is impossible to predict how changes in policy or regulation will affect the investments of the Fund, but such changes may significantly increase the Fund’s costs of compliance.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if the investor can sustain a complete loss of its investment. See “Types of Investments and Related Risks.”

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SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

TRANSACTION FEES

Maximum Sales Load (percentage of purchase amount) [1]	[●]	%

Maximum Early Repurchase Fee	2.00%

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)

Management Fee	[●]	%

Acquired Fund Fees and Expenses[2]	[●]	%

Interest Payments on Borrowed Funds[3]	[●]	%

Distribution and Servicing Fee	[●]	%

Other Expenses[4]	[●]	%

Total Annual Fund Expenses	[●]	%

Less Expense Limitation and Reimbursement[5]	([●]	)%

Annual Net Expenses[6]	[●]	%

1	Generally, the minimum initial investment by an investor in the Fund is $[25,000], which minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to [●]% of the Investor’s subscription. The table assumes the maximum sales load is charged. Investments will be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load

Less than $[●]	[●]	%

$[●]—$[●]	[●]	%

$[●]—$[●]	[●]	%

$[●] or more	[●]	%

The Distributor and/or a Selling Agent may, in its discretion, waive the sales load for certain investors. See “Plan of Distribution.”

2	Includes estimated fees and expenses of Investment Funds of the type in which the Fund intends to invest based upon estimated net assets of the Fund of $[●] million. Some or all of the Investment Funds in which the Fund intends to invest charge carried interests, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund intends to invest generally charge a management fee of [1.00% to 2.00%], and approximately [20]% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Investment Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The [●]% shown as “Acquired Fund Fees and Expenses” reflects estimated operating expenses of the Investment Funds. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

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3	These expenses represent estimated interest payments the Fund expects to incur in connection with its credit facility during the current fiscal year. See “Investment Program — Leverage.”

4	Includes estimated amounts for the current fiscal year. Includes amounts paid under an Administration Agreement between the Fund and Pomona under which the Fund pays the Administrator the quarterly Administration Fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value, and reimburses the Administrator for its out-of-pocket expenses.

5	The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a [one]-year term beginning on the Initial Closing Date and ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund during the Limitation Period, to an amount not to exceed the Expense Cap. “Specified Expenses” that are not covered by the Expense Limitation and Reimbursement Agreement include: [(i) the Management Fee; (ii) all fees and expenses of Investment Funds and direct investments in which the Fund invests (including all acquired fund fees and expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of secondaries, primaries, Co-Investment Opportunities, ETFs, and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with any credit facility, if any, obtained by the Fund; (vi) the Distribution and Servicing Fee; (vii) taxes; and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser).] To the extent that the Fund’s total annual ordinary operating expenses, exclusive of the Specified Expenses for any quarter, exceed the Expense Cap the Adviser will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives revenues or reimburses expenses, it is permitted to recoup any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were waived or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund’s total annual ordinary operating expenses, not including Specified Expenses, have fallen to a level below the then-effective Expense Cap, up to the then-effective Expense Cap.

6	Annual Net Expenses include expenses excluded from the Fund’s Expense Limitation and Reimbursement Agreement.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

This example is based on the estimated fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses and the Maximum Sales Load, as set out in the table above and should not be considered a representation of future expenses. The Expense Limitation and Reimbursement Agreement for the Fund expires on [●]; thus, the Expense Limitation and Reimbursement Agreement is reflected in this example only for the 1 year example and the first year of the 3-, 5-, and 10-year examples.

Actual expenses may be greater or less than those shown. Certain Shareholders may pay less in total expenses as a result of either financial intermediaries waiving or reducing the sales load.

	1-year		3-years		5-years		10-years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$	[●]	$	[●]	$	[●]	$	[●]

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on August 12, 2014. The Fund commenced operations on [●], 2014. The Fund’s principal office is located at 780 Third Avenue, 46th Floor, New York, New York 10017, and its telephone number is [●]. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for the oversight of the Fund’s investment program and its management and operation is vested in the Fund’s Board of Trustees. See “Management of the Fund.”

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USE OF PROCEEDS

The proceeds from the sale of Shares, net of the Fund’s fees and expenses, are expected to be invested by the Fund to pursue its investment program and objective as soon as practicable, and in the case of private equity investments, within 6 to 12 months of the commencement of operations, consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. See “Types of Investments and Related Risks — Availability of Investment Opportunities” for a discussion of the timing of Investment Funds’ subscription activities, market conditions and other considerations relevant to the timing of the Fund’s investments generally.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds, such as the Investment Funds, are collective asset pools that typically offer their securities privately, without registering such securities under the 1933 Act. The Adviser believes that securities offered by Investment Funds are typically sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of high net worth individual and institutional investors. The managers or investment advisers of these funds are usually compensated through asset-based fees and incentive-based fees. Compared to Investment Funds, registered closed-end investment companies often impose relatively modest minimum investment requirements and publicly offer their shares to a broader range of investors, in contrast to the higher minimum investment amounts and limited range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

Investors may purchase Shares of the Fund as of the first business day of each calendar quarter based upon the Fund’s most recently determined net asset value per Share.

Unlike the practices of many private investment funds, however, the Fund intends to offer Shares without limiting the number of Eligible Investors that can participate in its investment program. The Fund’s structure is designed to permit eligible investors to participate in an investment program that focuses on private equity investments without requiring, among other things, the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors imposed by many Investment Funds.

INVESTMENT PROGRAM

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Investment Program

The Fund seeks long-term capital appreciation by investing primarily in private equity investments. The Fund invests principally in secondary and primary investments in Investment Funds and, to a lesser degree, in direct investments in operating companies. Once the Fund is fully committed, at least 80% of its assets will normally be committed to these types of private equity investments. It is expected that in the first few years of the Fund’s operations, a significant portion of the Fund’s assets will be committed to secondary investments in Investment Funds, and that over time, assets also will be committed to primary investments in Investment Funds, and, to a lesser degree, to direct investments in operating companies.

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By focusing a substantial portion of the Fund’s investment program on secondary interests in existing Investment Funds, the Fund will seek to mitigate the impact of “J-curve” performance on the Fund’s returns, which typically impacts primary private equity investments, potentially increasing interim returns and cash flow. Secondary investments may also mitigate return volatility by increasing the breadth of investments in the Fund’s portfolio, with corresponding broad-based exposure to existing, rather than blind pool, investments.

In pursuing the Fund’s investment objective, the Adviser will seek to invest in Investment Funds and direct investments representing a broad spectrum of types of private equity opportunities (e.g., buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets, and/or other private assets) and vintage years (i.e., the year in which an Investment Fund begins investing). The Fund’s investment program is intended to achieve broader investment exposure and more efficient capital deployment than most eligible investors could achieve by making a limited number of primary investments in Investment Funds alone. The Fund will seek to avoid concentration in any particular industry sector.

The Fund seeks to provide access to investments that are generally unavailable to the investing public due to investor suitability restrictions, resource and operational requirements, and higher investment minimums. Accordingly, the Fund has been structured with the intent of providing exposure and streamlining access to private equity investing. For example, private equity investors are typically required to manage the funding of capital calls on short notice, meet large minimum commitment amounts, and receive complex tax reporting on Schedule K-1s. Through the Fund, eligible investors can gain exposure to the potential rewards of private equity investments through a registered fund that is structured to facilitate investing in this asset class. Investors in the Fund would be spared some disadvantages of investment in unregistered private equity funds.

Through the Fund, investors will have access to private equity investments, including secondary and primary investments in Investment Funds that may otherwise restrict the number and type of persons whose money will be accepted for investment. These Investment Funds will generally be unaffiliated with, and not related to, the Fund or the Adviser. Investing in the Fund also permits Shareholders to invest in Investment Funds without being subject to the high minimum investment requirements imposed on investors in such Investment Funds, which the Adviser believes typically range between $5 million and $20 million. In addition, because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to have certain attributes that are not generally found in traditional unregistered private equity fund of funds. These include providing simpler tax reports to Shareholders on Form 1099 and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

To maintain liquidity and to meet Investment Fund capital calls, the Fund may invest in short- and medium-term fixed income securities and may hold cash and cash equivalents. The Fund may also utilize a revolving credit facility to satisfy repurchase requests from Shareholders, to meet capital calls, and to otherwise provide the Fund with temporary liquidity. In addition, the Fund may, to a lesser extent, invest in ETFs designed to track equity indices and Listed Private Equity.

Private Equity Strategies

Private equity is an asset class typically consisting of equity securities and debt in operating companies that are not publicly traded on a stock exchange.  Private equity consists of investors and funds that typically make investments directly into private companies or conduct buyouts of public companies that typically result in a delisting of public equity.  Funds are typically structured as 10 year partnerships, where capital is called and investments are made in years 1-4 and sold in years 5-10. For example, general buyout funds seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale at a multiple of invested equity by unlocking value and enhancing opportunities through financial, managerial, and/or operational improvements.

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Types of private equity investments that the Fund may make include:

Secondary Investments. Secondary investments, or “secondaries,” refer to investments in existing Investment Funds that are typically acquired in privately negotiated transactions. The private equity secondary market refers to the buying and selling of pre-existing investor commitments to private equity and other alternative investment funds. Sellers of private equity investments sell not only the investments in the fund, but also their remaining unfunded commitments to the funds. When purchasing a secondary, the buyer will agree to purchase an investor’s existing limited partnership position in an Investment Fund, typically at a discount to net asset value, and take on existing obligations to fund future capital calls. Secondary transactions are typically purchases of Investment Funds that are three to seven years old, with existing portfolio companies. These types of private equity investments are viewed as more mature investments than primaries and, as a result, the investment returns from these investments may not exhibit the delayed cash flow and return “J-curve” performance that is normally associated with primary investments. In addition, secondaries typically have a shorter duration than primary investments, due to earlier realizations and cash flows from the underlying investments. In contrast, primary investments typically have a longer-term duration, resulting in fewer near-term cash flows than secondaries, but with the potential for higher returns due to the potential for additional growth in underlying investments.

Due to the illiquidity of the market for interests in Investment Funds, an investor can sometimes purchase a secondary investment at a discount to an Investment Fund’s net asset value. In making secondary investments, the Adviser normally seeks to invest in Investment Funds with: (i) expected near-to-medium term cash flows; (ii) operationally and financially focused Investment Managers; and (iii) a risk profile characterized by limited downside returns with a low risk of loss of capital. However, there can be no assurance that any or all secondary investments made by the Fund will be able to sustain these characteristics or exhibit this pattern of investment returns and the realization of later gains is dependent upon the performance of each Investment Fund’s portfolio companies.

The Adviser expects that a significant portion of the Fund’s assets will be committed to secondaries, particularly in the first few years of the Fund’s operations, and thereafter as described below under “Asset Allocation.”

Primary Investments. Primary investments, or “primaries,” refer to investments in newly established private equity funds, typically sponsored by Investment Managers with an established investment track record. Primary investments are made during a private equity fund’s initial fundraising period in the form of capital commitments, which are then called down by the fund and utilized to finance its investments during a predefined period.

The Adviser believes that most private equity fund sponsors raise new funds only every four to six years, and funds managed by top-tier private equity firms may be closed to new investors or otherwise not available for primary investments at any given time. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are important for accessing Investment Funds sponsored by top performing private equity firms that may have demand beyond the Investment Fund’s capacity.

Primary investments typically exhibit “J-curve” performance, such that the private equity fund’s net asset value typically declines or flattens moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the private equity fund matures and as portfolio companies are sold, the Adviser believes that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all primary investments made by the Fund will exhibit this pattern of investment returns. The realization of later gains is dependent on the performance and disposition of the Investment Fund’s portfolio companies. The Adviser believes that primary investments are usually 10 to 13 years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

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In the first few years of the Fund’s operations, the Adviser expects that it will not commit a significant portion of the Fund’s assets to primaries; however, the Adviser expects to commit a range of 0% to 50% of the Fund’s assets to primaries, measured at the time of a new investment, as the Fund matures.

Direct Investments. Direct investments refer to a direct investment in an operating company by the Fund, as opposed to an investment in an Investment Fund that, in turn, invests in operating companies. The Fund may make a direct investment in an operating company on its own, or as a co-investor alongside other investors, often one or more Investment Funds. Direct investments alongside other investors, referred to as “Co-Investment Opportunities,” are sometimes structured so that the lead and co-investors collectively hold a controlling interest in the operating company. In some circumstances, the Fund may lead investments in Co-Investment Opportunities. In direct investments, unlike investments in Investment Funds, the Fund would likely not bear an additional layer of fees for the intermediary Investment Fund, although the Fund may still bear transactional expenses. Direct investments will normally take the form of investment in the equity securities of an operating company, which could be voting or non-voting and which would usually be privately placed, but a direct investment could also take the form of debt securities, convertible securities, or preferred shares, or a combination.

In the first few years of the Fund’s operations, the Adviser expects that it will not commit a significant portion of the Fund’s assets to direct investments; however, the Adviser expects to eventually commit a range of 0% to 20% of the Fund’s assets, measured at the time of investment, to direct investments as the Fund matures.

Investment Opportunities. In pursuing the Fund’s investment objective, the Adviser will seek to invest in Investment Funds and direct investments representing a broad spectrum of types of private equity investment opportunities, including buyout, growth capital, special situations, credit, venture capital, private infrastructure, real estate, real assets, and/or other private assets.

Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on companies of any size of capitalization, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. Buyout transactions frequently use debt financing, or leverage, particularly in large capitalization transactions.

Growth capital typically involves minority investments in established companies with strong growth characteristics and typically does not utilize much, if any, leverage. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity.

Special situations investments may include debt investments that provide a middle level of financing below the senior debt level and above the equity level, also referred to as “mezzanine” debt. A typical special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, infrastructure, energy or utility investments and turnaround investments. The special situations Investment Funds to which the Adviser may allocate the Fund’s assets may result in exposure to low grade or unrated debt securities (i.e., “high yield” or “junk” bonds).

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Credit investments may include investments in senior secured bank loans through structured vehicles and other investment products.

Venture capital investments generally focus on emerging companies, often in the technology and healthcare industries. Venture capital funds typically finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

Private infrastructure may include companies and Investment Funds that focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways, and roads).

Real estate investments may include single-property real estate opportunities in the United States and abroad and operating companies with significant real estate portfolios.

Investments in real assets may provide exposure to real estate, commodities, natural resources (such as agriculture and timber), infrastructure, and precious metals. Other private asset investments may include opportunities in other assets.

The Adviser does not normally expect to make investments in Investment Funds or direct investments in the energy or healthcare sectors. The Adviser may invest the Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Fund’s portfolio holdings at any time.

Geographic Regions. Investment Funds and direct investments may be domiciled in the United States or outside the United States, though the Fund will principally invest in U.S.-domiciled investments. The Adviser does not normally expect to make investments in emerging market countries.

Asset Allocation

Once the Fund is “fully committed,” its asset allocation is expected to be as noted below. The Adviser anticipates, however, that the Fund will not be fully committed until the Fund has been in operation for 12 to 24 months or until the Fund attains a certain size. The percentages shown below are guidelines, and the Fund’s actual allocation in investments can vary from the designated ranges at any time:

Investment Type	Target Range

Secondary Investments	[40-80]	%

Primary Investments (including seasoned primary investments)	[0-50]	%

Direct Investments	[0-20]	%

Investment Opportunities

Buyout	[50-80]	%

Growth Capital and Venture Capital	[0-20]	%

Private Infrastructure and Mezzanine	[0-20]	%

Other	[0-20]	%

Geographic Regions	Target Range

North America	[60-100]	%

Europe	[0-25]	%

Rest of the World	[0-15]	%

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The Fund may not be able to attain the ranges in these guidelines. There can be no assurance that the desired investment strategies will be available, or that potential investments will be consistent with the Fund’s investment objective, will satisfy the Adviser’s due diligence considerations, or will be selected for the Fund.

Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, macro-economic factors, the Fund’s existing portfolio at the relevant time, and other pertinent factors. The Fund would not need to adjust its allocations if the percentages of investments change and do not fall within the allocation ranges by virtue of changes in value of the Fund’s assets.

More on Investment Strategies

The principal elements of the Adviser’s investment strategy include: (i) allocating the assets of the Fund across Investment Funds, direct investments, and other assets; (ii) seeking to secure access to compelling investment opportunities that the Adviser believes offer attractive value; (iii) seeking to manage the Fund’s level of investment and liquidity using the Adviser’s significant experience in managing private equity capital commitments; and (iv) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

Security Selection. In selecting secondaries for the Fund, the Adviser seeks to purchase assets that the Adviser believes are quality assets and are priced at a discount to the asset’s intrinsic value, where downside and principal risk is limited, and the range of investment outcomes can be measured and assessed. In selecting primaries, the Adviser will seek to invest with Investment Managers that the Adviser believes have a proven track record and an investment strategy that seeks to create value for their investors.  In assessing direct investments, the Adviser will seek to invest in opportunities that it believes have an attractive risk-reward profile, taking into account management, industry, strategy, capital structure, potential partners and other factors.

Commitment Strategy. Investors in private equity funds generally make a commitment to provide a specified level of capital to a private equity fund upon demand by such private equity fund’s Investment Manager. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments or portfolio companies are identified. As a result, a significant investment position in an Investment Fund, particularly a primary investment, may require an appropriate commitment strategy.

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The Adviser will seek to address this challenge by balancing liquidity with maintaining a level of investment that is as high as practicable. It is expected that in the first few years of the Fund’s operations, a significant portion of the Fund’s assets will be committed to secondary investments in Investment Funds, and that over time assets also will be committed to primary investments in Investment Funds, and, to a lesser degree, to direct investments in operating companies. Typically, secondary investments in Investment Funds will have a lesser obligation to fund future capital calls than primary investments. The Fund may commit to invest in Investment Funds—both secondaries and primaries—in an aggregate amount that exceeds the Fund’s then-current assets (i.e., to “over-commit”) to maintain an appropriate level of investment.

The commitment strategy may also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders, and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser may analyze historical data, actual portfolio observations, insights and valuations from the Investment Managers and forecasts by the Adviser.

Risk Management. The Adviser believes that due to the long-term nature of the Fund’s investments, ongoing risk management is important to the health of private equity investments. The Adviser will seek to diversify the Fund’s assets by geography, vintage years, investment opportunity, sector, industry, and stage of development. The Adviser will use a range of techniques to reduce the risk associated with private equity investing. These include seeking to maintain close contact with Investment Managers of Investment Funds, and seeking to track commitments, capital calls, distributions, valuations, and other pertinent details of Investment Funds.

Other risk management techniques may include, without limitation:

•	Allocating commitments among secondaries, primaries, and direct investments;

•	Actively managing cash and liquidity;

•	Monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of commitment; and

•	Monitoring available credit lines for the Fund to provide liquidity to satisfy repurchase requests, consistent with the limitations and requirements of the 1940 Act.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, or in managing the Fund’s assets, the Adviser may from time to time determine to sell certain of the Fund’s assets.

Investment Selection

A major component of the Adviser’s investment process and selection is its approach to generating what the Adviser believes to be attractive investment opportunities. In its management of private funds, the Adviser has maintained consistently robust deal flow as a result of its global relationships, reputation and research. The Adviser uses a proprietary integrated top-down and bottom-up sourcing program, as well as long-standing relationships from its experience investing in secondaries, to maintain its continuous and methodical global outreach. The Adviser will target differentiated secondary opportunities in core areas and industries with the assistance of its proprietary database of market intelligence. The Adviser is also an active primary investor and has broad-reaching relationships with hundreds of Investment Managers, which may provide the Fund with access to valuable and proprietary insights and information to support the analysis and evaluation of investment opportunities.

The Adviser typically chooses price discipline over investment volume, and will leverage its expertise in valuation metrics, industry trends, and knowledge of specific target portfolio companies to perform comprehensive valuation of Investment Funds. The Adviser assesses both a top-down manager evaluation and a bottom-up company-by-company valuation to determine the appropriate price for a secondary investment. The Adviser considers industry, geography, investment stage, vintage, and fund manager in order to maintain a well-diversified portfolio.

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Due Diligence

The Adviser and its investment management team may use a range of resources to identify and source the availability of Investment Funds. The Adviser will seek to perform analysis on the underlying assets in prospective Investment Funds. This may include analysis of debt and equity structures, balance sheet strength and fundamentals, cash flow dynamics, operations, and management teams. In addition, the Adviser has assembled a proprietary database of information on a large number of leading private equity funds and their underlying portfolios. The Adviser believes that its broad network of relationships throughout the private equity industry will assist portfolio managers in evaluating potential investments. Since its founding, the Adviser has analyzed over $[●] billion in secondary interests in more than [●] Investment Funds.

After making an investment in an Investment Fund, the Adviser will seek to track operating information about the Investment Fund and its portfolio companies. The Adviser will seek to communicate with Investment Managers, conduct onsite visits where feasible, review audited and unaudited reports, monitor turnover in senior management, and monitor changes in policies. In conjunction with the due diligence process, an investment’s tax treatment and terms and conditions may be considered.

The Adviser has a global platform with offices in New York City, London, and Hong Kong, which provides the Adviser with industry and market intelligence, and industry-specific valuation expertise.

In committing the Fund’s assets, the Adviser will attempt to benefit from the performance of various Investment Funds, and assess the potential benefits and risks of access to new and existing Investment Funds. Generally, the Adviser will seek to invest no more than [●]% of the Fund’s assets, measured at the time of investment, in any one Investment Fund, although the Adviser may exceed this amount where it believes appropriate.

Leverage

The Fund may borrow money in connection with its investment activities (i.e., utilize leverage). The Fund may borrow money through a credit facility or other arrangements for investment purposes, to satisfy repurchase requests, and to provide the Fund with liquidity. For borrowing through indebtedness, the 1940 Act requires a registered investment company to satisfy the Asset Coverage Requirement of 300% of its indebtedness, including amounts borrowed. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Investment Funds may also utilize leverage in their investment activities. In general, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund. See “Types of Investments and Related Risks — Leverage Utilized by the Fund.”

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TYPES OF INVESTMENTS AND RELATED RISKS

The value of the Fund’s total net assets is expected to fluctuate in response to fluctuations in the value of the Investment Funds, direct investments and other assets in which the Fund invests. Discussed below are the investments generally made by Investment Funds and the principal risks that the Adviser and the Fund believe are associated with those investments and with direct investments in operating companies. These risks will, in turn, have an effect on the Fund. In response to adverse market, economic or political conditions, the Fund may invest in investment grade fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for liquidity or defensive purposes, pending investment in longer-term opportunities. In addition, the Fund may also make these types of investments pending the investment of assets in Investment Funds and Co-Investment Opportunities or to maintain the liquidity necessary to effect repurchases of Shares. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Investment Risk. An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends upon the Adviser’s selection of Investment Funds and direct investments in operating companies, the allocation of offering proceeds thereto, and the performance of the Investment Funds, direct investments, and other assets. The Investment Funds’ investment activities and investments in operating companies involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Unexpected volatility or lack of liquidity, such as the general market conditions that prevailed in 2008, could impair the Fund’s performance and result in its suffering losses.

The value of the Fund’s total net assets is expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the investment risk may be increased. The Fund’s or an Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that a Shareholder can use to evaluate the Fund’s investment performance. The Fund may be unable to raise substantial capital, which could result in the Fund being unable to structure its investment portfolio as anticipated, and the returns achieved on these investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller asset base. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Investment Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. In addition, the Adviser has not previously managed the assets of a closed-end registered investment company.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed principally for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

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General Private Equity Risks. “Private equity” typically refers to investments that are made through privately negotiated transactions using private capital. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also make direct investments in the securities of an operating company alongside an Investment Fund in a Co-Investment Opportunity or on its own. Private equity funds that focus on buyouts have generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of such private equity funds to obtain the required financing or reducing their expected rate of return. The success of each Investment Fund (and, as a result, the success of the Fund) is subject to those risks that are inherent in private equity investments. These risks are generally related to: (i) the ability of each of Investment Fund to select and manage successful investment opportunities; (ii) the quality of the management of each company in which an Investment Fund invests; (iii) the ability of an Investment Fund to liquidate its investments; and (iv) general economic conditions. Securities of private equity funds, as well as the portfolio companies these funds invest in, tend to be more illiquid, and highly speculative.

General Risks of Secondary Investments. There is no established market for secondaries and the Adviser does not currently expect a liquid market to develop. Moreover, the market for secondaries has been evolving and is likely to continue to evolve. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number and attractiveness of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. Accordingly, there can be no assurance that the Fund will be able to identify sufficient investment opportunities or that it will be able to acquire sufficient secondaries on attractive terms.

When the Fund acquires an Investment Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, when the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

In some instances, the Fund may have the opportunity to acquire a portfolio of interests from a seller on an “all or nothing” basis. Certain of the interests in the portfolio may be less attractive than others, and certain of the sponsors of such interests may be more familiar to the Fund than others, or may be more experienced or highly regarded than others. In certain instances, the purchase of an interest in a new fund may be less attractive than a secondary market purchase of an existing limited partner interest. In such cases, it may not be possible for the Fund to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal, or other reasons) less attractive.

The overall performance of the Fund’s secondaries will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondaries may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires an Investment Fund interest as a secondary investment, in the Adviser’s experience, the Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondaries are typically greater than those relating to primary investments.

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The Fund may acquire secondaries as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things:  (i) counterparty risk; (ii) reputation risk; (iii) breach of confidentiality by a syndicate member; and (iv) execution risk.

Nature of Portfolio Companies. The Fund may acquire direct investments in portfolio companies or purchase secondaries or primaries that invest in portfolio companies that involve a high degree of business or financial risk. Such portfolio companies may be startups in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies. Portfolio companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition. Portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

Co-Investment Risk. When the Fund invests alongside other investors in Co-Investment Opportunities, the realization of portfolio company investments made as co-investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund because co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Co-Investment Opportunities may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take or block action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co-Investment Opportunities, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund.

When the Fund makes direct investments in operating companies that are Co-Investment Opportunities alongside Investment Managers, the Fund will be highly dependent upon the capabilities of the Investment Managers alongside which the investment is made. The Fund may indirectly make binding commitments to Co-Investment Opportunities without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent operating company. In some cases, the Fund will be obligated to fund its entire direct investment in a Co-Investment Opportunity up front, and in other cases the Fund will make commitments to fund investments from time to time as called by the Investment Manager of another Investment Fund in a Co-Investment Opportunity. Generally, neither the Adviser nor the Fund will have control over the timing of capital calls or distributions received from such Co-Investment Opportunities, or over investment decisions made in such Co-Investment Opportunities.

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When the Fund participates in a Co-Investment Opportunity, the Fund generally will not have control over the underlying portfolio company, and will not be able to direct the policies or management decisions of such portfolio company. Thus, the returns to the Fund from any such investments will be more dependent upon the performance of the particular portfolio company and its management in that the Adviser, on behalf of the Fund, will not be able to direct the policies or management decisions of such portfolio company.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. The Fund may borrow money through a credit facility or other arrangements for investment purposes, to satisfy repurchase requests and to provide the Fund with temporary liquidity. See “Investment Program—Leverage.”

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an Investment Fund purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Investment Funds at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its borrowing through indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The Asset Coverage Requirement also requires a closed-end registered investment company to satisfy an asset coverage requirement of 200% for the issuance of preferred stock. The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Leverage Utilized by Investment Funds. Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the limitations on borrowings in the 1940 Act. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds held by the Fund. Generally, the use of leverage by Investment Funds may increase the volatility of the Investment Funds. An Investment Fund’s leverage or expected leverage is a factor that may be considered by the Adviser in its security selection process.

Investments in Non-Voting Stock; Inability to Vote. To avoid potential regulatory consequences, the Fund may need to hold its interest in an Investment Fund or in a direct investment in an operating company in non-voting form or limit its voting rights to a certain percentage of its investment. This limitation on owning voting interests is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Investment Fund or operating company, both by the Fund and other funds managed by the Adviser. There are, however, other statutory tests of affiliation (such as on the basis of control), and an Investment Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and the Investment Fund could potentially be subject to the prohibitions of the 1940 Act if an exemption or exception were not available.

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To limit its voting interests in certain Investment Funds or an operating company, the Fund may, at the time of investment: (i) elect to invest in a class of an Investment Fund’s or operating company’s non-voting securities (if such a class is available); or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund or operating company or those voting rights that would exceed the 4.9% limitation. The Fund would not receive any consideration in return for entering into a voting waiver arrangement. Other funds or accounts managed by the Adviser may waive their voting rights in a particular Investment Fund. To the extent that other funds or accounts managed by the Adviser do not waive their voting rights in a particular Investment Fund or operating company, the voting power of the other funds or accounts managed by the Adviser will increase as a result of the Fund waiving its voting rights in the Investment Fund. Subject to the oversight of the Board, determinations of whether the Fund will waive its voting rights will be made by the Adviser as part of the investment process. These voting waiver arrangements may permit the Fund to own more than a 4.9% economic interest in certain Investment Funds.

To the extent that the Fund (i) holds non-voting interests, or (ii) contractually foregoes the right to vote its interests in an Investment Fund or operating company, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund or operating company, including matters that may be adverse to the Fund’s interests. This restriction could diminish the influence of the Fund and Adviser in an Investment Fund or operating company, as compared to other investors in the Investment Fund or operating company, and could adversely affect the Fund’s investment in the Investment Fund or operating company, which could result in unpredictable and potentially adverse effects on the Fund. However, as a general matter, an Investment Fund generally provides its interest holders with an ability to vote only under limited circumstances, if at all. The Fund’s practices regarding investment in non-voting securities of an Investment Fund or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in an Investment Fund.

Valuation of the Fund’s Interests in Investment Funds. A large percentage of the securities in which the Investment Funds invest will not have a readily ascertainable market price and will be fair valued by the Investment Fund. In this regard, in the process of valuing an Investment Fund, the Investment Manager may face elements of judgment and may also face a conflict of interest in valuing the securities, as the valuation may affect the Investment Manager’s compensation and/or its ability to raise additional funds. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Managers of the Investment Funds on a quarterly basis. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, an Investment Fund’s valuation of the securities may fail to match the amount that could be realized with respect to the disposition of such securities on any Valuation Date. In addition, the valuation methodology of any Investment Fund relies on the subjective judgment of its Investment Manager.

Similarly, an operating company held by the Fund that does not have outstanding securities that are publicly held will not have a readily ascertainable market price, and will be required to be fair valued by the [Administrator]. In this regard, the [Administrator] will need to use valuation techniques under the supervision of the Fund’s Board of Trustees that may not rely on transparent inputs, and the [Administrator] will face elements of judgment as well as a conflict of interest in valuing the securities, as the valuation may affect the Investment Manager’s compensation and the Fund’s performance. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by the Administrator, the accuracy of the valuation for the operating company. As a result, the Fund’s value of the securities of an operating company may fail to match the amount that could be realized with respect to the disposition of such securities on any Valuation Date.

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An Investment Fund’s valuation or even the valuation of an operating company held by the Fund could also be inaccurate due to fraudulent activity, mistake, or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds or deduced for operating companies, based upon which the Fund determines its quarter-end net asset value, may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by the Investment Funds’ independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of an Investment Fund or an operating company, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. While the Fund will seek to attain an adjustment through the Promissory Note entitling a Shareholder to be paid an amount equal to the value, based on the value of the repurchased Shares as of the Valuation Date, subject to adjustment based upon information received after the Valuation Date, investors bear the risk of the Fund’s ability to pay the amounts owed under such Promissory Notes, that relevant information is received in sufficient time by the Fund, and of delay in receiving full payment. Such adjustments or revisions may also result in an adjustment to the number of Shares held by Shareholders who purchased Shares prior to the adjustment or revision. As a result, to the extent that such subsequently adjusted valuations adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Investment Manager of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interest in an Investment Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time, and any such repurchases will only be made at such times, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. While it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund first offer to repurchase Shares in the Fund’s third year of operations and will normally recommend to the Board that the Fund conduct repurchases thereafter as of the end of each calendar quarter, the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. In addition, the Fund may at any time cease conducting repurchases, even after it has started making repurchase offers, which could leave Shareholders without a source of liquidity for their Shares for an extended period of time.

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With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by the Notice Date specified in the notice describing the terms of the repurchase offer. The Notice Date generally will be approximately [75] days before the Valuation Date. Tenders will be revocable upon written notice to the Fund up to [5] days prior to the Valuation Date, such deadline for revocation being the “Expiration Date.” Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the [month] following that of the Valuation Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more Investment Funds or other assets, could cause a decline in the value of Shares in the Fund. Moreover, because the Notice Date will be substantially in advance of the Valuation Date, Shareholders who tender Shares of the Fund for repurchase will receive their repurchase proceeds well after the Notice Date. The Fund may not be suitable as the sole investment for investors who require minimum annual distributions from a retirement account through which they hold Shares. In addition, although the Fund does not normally expect to sell its interests in Investment Funds to satisfy repurchase offers, in the event the Fund needs to sell its interests, the Fund’s investments in Investment Funds are subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to net asset value and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Fund’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner. See “Repurchases and Transfers of Shares.”

Repurchase requests to repurchase Shares in a concentrated period of time could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund such repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. In addition, should the Fund need to sell its interests in Investment Funds to satisfy repurchase offers during periods of market turmoil or increased illiquidity, the Fund may not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to net asset value and which may not be available at any given time.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Investment Funds, the Fund will thereafter hold a larger proportion of its assets in the remaining Investment Funds, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Investment Funds may not reflect the Adviser’s ideal judgment as to the desired portfolio composition of the Fund’s Investment Funds, in that the Fund’s performance may be tied to the performance of fewer Investment Funds and/or may not reflect the Adviser’s judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund receives requests to repurchase substantial amounts of Shares, and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Expedited Decision-Making. Investment analyses and decisions may be undertaken on an expedited basis for the Fund to take advantage of available investment opportunities that have expedited investment processes. Further, the Adviser may conduct its due diligence activities over a very brief period to take advantage of investment opportunities, which could result in less due diligence being conducted on the investment opportunity by the Adviser than would be conducted in ordinary circumstances.

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Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser has developed a set of procedures intended to allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an Investment Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Special Situations and Distressed Investments. An Investment Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although some such investments have the potential to result in significant returns, these types of investments also involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is very high. There is no assurance that an Investment Fund will correctly evaluate the value of the assets collateralizing a distressed investment or the prospects for a successful reorganization or similar action in respect of any distressed investment. In any reorganization or liquidation proceeding relating to a distressed investment in which an Investment Fund invests, the Investment Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Investment Fund’s original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Mezzanine Investments. An Investment Fund may invest and the Fund may make a direct investment in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Due to the higher risk profile and often less restrictive covenants of mezzanine loans as compared to senior loans, mezzanine loans sometimes earn a higher return than senior secured loans. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of the loan principal on an agreed amortization schedule while retaining the equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to 10 years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Small- and Medium-Capitalization Companies. An Investment Fund may invest a portion of its assets in portfolio companies with small- to medium-market capitalizations. Such investments may provide significant potential for appreciation, but also involve higher risks than do investments in securities of larger companies.

Utilities Sectors. An Investment Fund may invest and the Fund may invest in direct investments in portfolio companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

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Infrastructure Sector. Some Investment Funds may concentrate, and a direct investment may be made, in the infrastructure sector. Infrastructure companies may be susceptible to reduced investment in public and private infrastructure projects, and a slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of infrastructure companies to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by infrastructure companies.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may require significant capital expenditure, may not be economically successful, or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of financial services companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, reduced liquidity in the credit markets and other events may result in a high degree of volatility in the financial markets and have a negative impact on financial services companies. The profitability of many types of financial services companies may also be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, Investment Funds that invest in financial services companies, and therefore the Fund to the extent that it invests in such Investment Funds, may lose value during such periods.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Sector Concentration. An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Currency Risk. The Fund and Investment Funds may invest in portfolio companies outside of the United States, whose securities may be denominated in currencies other than the U.S. dollar. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s direct and indirect investments are denominated against the U.S. dollar may result in a decrease in the Fund’s net asset value.

Venture Capital. An Investment Fund may invest and the Fund may make a direct investment in a venture capital company, which is usually characterized by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. These investments may offer the opportunity for significant gains, but such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

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Real Estate Investments. From time to time, the residential housing sector and the commercial real estate sector in the United States have come under considerable pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures are expected to increase during such periods and, in turn, may lead to widespread selling in the mortgage-related markets and put downward pressure on the prices of many securities. During periods of instability in the credit markets, prices at which real estate funds can sell real estate may be adversely impacted, because purchasers may not be able to obtain financing on attractive terms or at all. These developments may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could reduce returns from real estate Investment Funds or reduce the number of real estate Investment Funds available to the Fund, thereby reducing the Fund’s investment opportunities.

Real estate Investment Funds are subject to risks associated with the ownership of real estate, including: (i) changes in the general economic climate (such as changes in interest rates); (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space); (iii) the quality and philosophy of management; (iv) competition (such as competition based on rental rates); (v) specific features of properties (such as location); (vi) financial condition of tenants, buyers, and sellers of properties; (vii) quality of maintenance, insurance, and management services; (viii) changes in operating costs; (ix) government regulations (including those governing usage, improvements, zoning, and taxes); (x) the availability of financing; and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities). Some real estate Investment Funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate Investment Funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.

Substantial Fees and Expenses. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Investment Funds. By investing in the Investment Funds through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based fees, carried interests, incentive allocations, or fees and expenses borne by the Fund as an investor in the Investment Funds. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Foreign Portfolio Companies. Certain of the Investment Funds may invest and the Fund may directly invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the net asset value of the Fund.

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Non-U.S. Securities Risk. Non-U.S. securities, which could be held by Investment Funds in which the Fund invests and through direct investments, involve certain risk factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative liquidity of some non-U.S. securities markets; (iii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements, and less government supervision and regulation; (iv) certain economic and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability and the possibility of nationalization, expropriation or confiscatory taxation and of sanctions that impact a company’s health or the movement of capital; and (v) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities.

Capital Calls; Commitment Strategy. The Fund may maintain a sizeable cash and/or liquid assets position in anticipation of funding capital calls. The Fund generally will not contribute the full amount of its commitment to an Investment Fund at the time of its initial investment in the Investment Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be a drag on performance.

The Fund may employ an “over-commitment” strategy, which could result in an insufficient cash supply to meet Investment Fund commitments.  Such an insufficient cash supply would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to conduct tender offers for its Shares or pay for repurchases of Shares tendered by Shareholders, or to meet expenses generally.  Moreover, if the Fund defaults on its commitments or fails to satisfy capital calls in a timely manner, it generally will be subject to significant penalties, such as the complete forfeiture of the Fund’s investment in an Investment Fund. The Fund’s failure to make timely capital contributions in respect of its commitments may: (i) impair the ability of the Fund to pursue its investment strategy; (ii) force the Fund to borrow or sell its assets at depressed prices; (iii) indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Investment Funds (such as the complete forfeiture of the Fund’s investment in an Investment Fund); or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

ETF Risk. The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. If the Fund invests in ETFs, shareholders of the Fund will bear indirectly their proportionate share of the ETF’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s total operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

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The risks of ETFs designed to track equity indexes may include passive strategy risk (i.e., the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used); non-correlation risk (i.e., the ETF’s return may not match the returns of the relevant index); equity securities risk (i.e., the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions); market trading risks (i.e., the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF; and concentration risk (i.e., to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affected that market).

Unspecified Investments, Dependence on the Adviser. The Adviser has discretion to select the Investment Funds and direct investments as opportunities may arise. Therefore, the Fund and its Shareholders rely on the Adviser’s judgment and ability to identify and source investments for the Fund consistent with the Fund’s investment objective. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have certain voting rights, but no direct right or power to participate in the management or control of the Fund or the terms of its investments. There can be no assurance the Adviser will be able to select or implement successful strategies or achieve the Fund’s investment objective.

The Adviser is an indirect, wholly owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.), a public company with common stock listed on the New York Stock Exchange (NYSE:VOYA). As of the date of this Prospectus, approximately [●]% of Voya Financial, Inc. is owned by ING Groep N.V. (“ING Group”). As part of a restructuring plan, ING Group is required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2016.

The restructuring plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser, the Distributor, and affiliated entities that provide services to the Fund. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), as well as other U.S. government and state regulations, and subject to the risk of changing regulation. See “Management of the Fund — The Adviser.”

Indemnification of Investment Funds, Investment Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective Investment Managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets. The Fund’s over-commitment strategy may increase the risk that the Fund is unable to satisfy a capital call from an Investment Fund.

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Other Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, from which certain exemptions may be available, the Fund may not acquire the securities of other registered investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund; or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. See “Types of Investments and Related Risks — ETF Risk” above.

High Yield Securities and Distressed Securities. Investment Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk bonds”) and may invest in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by an Investment Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. An Investment Fund’s investments in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Investment Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Investment Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Fund experiencing greater risks than it would if investing in higher rated instruments.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio.

Other Instruments and Future Developments. An Investment Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. These transactions involve a risk that the counterparty to a swap, option on various underlying instruments, and certain other customized “synthetic” or derivative instruments will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. In addition, an Investment Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

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Dilution. The Fund intends to conduct a continuous offering of its Shares, which may be purchased as of the first business day of each calendar quarter based upon the Fund’s net asset value as of the most recent Valuation Date. Additional purchases may dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

Incentive Allocation Arrangements. An Investment Manager of an Investment Fund may receive a performance fee, carried interest or incentive allocation that the Adviser has observed to be generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to an Investment Fund, the Investment Fund likely would suffer losses on its investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•	the Shares have been transferred without the consent of the Fund or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

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•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Shares, and the Fund does not contemplate that one will develop. The Shares are, therefore, not readily marketable. Although the Adviser expects to recommend to the Board of Trustees after the Fund’s first two years of operations that the Fund offer to repurchase Shares quarterly, no assurance can be given that the Fund will do so and, in any case, Share repurchases will not commence for at least two full calendar years following commencement of Fund operations. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to elect and qualify to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things: diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Adviser typically endeavors to limit the Fund’s investments in any one Investment Fund to no more than [●]% of the Fund’s assets (measured at the time of investment). The Fund intends to distribute at least annually all or substantially all of its investment company taxable income and net capital gains as dividends to Shareholders; however, this policy may be changed at any time by the Fund.

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Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to elect and meet the requirements necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain periodic asset diversification, annual source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure (i.e., the disposition of non-diversified assets) may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s frequency of calculation of its net asset value and its ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net ordinary income and net capital gains to Shareholders. These distributions are respectively taxable as ordinary dividend income or long-term capital gain when distributed as dividends to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Matters” below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund may make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. In addition, the Fund may decide not to make distributions sufficient to avoid imposition of the excise tax and therefore would be subject to the excise tax.

In addition, as a result of the tax rules applicable to the investments in passive foreign investment companies, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income with respect to such taxable year.

In addition, the Fund may invest in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on the investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds and thus on the Shareholders’ investment in the Fund. See “Tax Matters.”

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Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act as amended (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private equity fund managers, including requirements for such managers to register as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and to disclose various information to regulators about the positions, counterparties and other exposures of the private equity funds managed by such managers.

The Fund has filed a notice of eligibility with the National Futures Association for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and therefore is not subject to regulation or registration as a commodity pool operator (“CPO”) under the CEA. In the event that the Fund was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable Commodity Futures Trading Commission regulations.  Compliance with these additional registration and regulatory requirements would increase operational expenses.  Other potentially adverse regulatory initiatives could also develop.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus or not yet known.

MANAGEMENT OF THE FUND

Trustees and Officers of the Fund

The Fund’s Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Board of Trustees is comprised of Independent Trustees. Pomona Management LLC serves as the Fund’s investment adviser. The Trustees and officers of the Fund, their business addresses, principal occupations for the past five years, and dates of birth are listed in the Fund’s Statement of Additional Information dated [●], 2014.

The Adviser

Founded more than 20 years ago, the Adviser is a global, value-oriented private equity firm specializing in investing across the private equity spectrum. The Adviser aims to generate attractive investment returns by following a consistent disciplined strategy, focusing relentlessly on quality and investing prudently and patiently, to drive consistent growth and returns over a long period of time, through multiple market cycles.

Headquartered in New York City with offices in London and Hong Kong, the Adviser has a team of approximately 43 professionals as of [●] that manage more than $8.5 billion in committed capital from over [350] sophisticated investors from more than 25 countries. The Adviser is led by a senior management team that has worked together since 1995 and is one of the pioneers of investing in secondary interests in Investment Funds. The Adviser manages a series of private equity funds that make secondary, primary, and co-investments, with interests in over 600 diversified Investment Funds and more than 6,000 companies.

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The Adviser is an indirect, wholly owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.), a public company with common stock listed on the New York Stock Exchange (NYSE:VOYA). As of the date of this Prospectus, approximately [●]% of Voya Financial, Inc. is owned by ING Group. Prior to May 2013, Voya Financial, Inc. was a wholly owned subsidiary of ING Group. In October 2009, ING Group submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Group by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Group is required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2016 (the “Separation Plan”).

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory agreement under which the Adviser provides services to the Fund because the existing advisory agreement terminates upon its assignment. In order to ensure that the existing investment advisory services can continue uninterrupted, the Board approved a new advisory agreement for the Fund to be effective when the existing advisory agreement terminates in connection with the Separation Plan. In addition, the sole Shareholder of the Fund approved the new investment advisory agreement prompted by the Separation Plan, as well as any future advisory agreement prompted by the Separation Plan that is approved by the Board and whose terms are not materially different from the current agreement. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even if it undergoes a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

Under the terms of an Investment Advisory Agreement, the Adviser allocates the Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Fund’s assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees.

A description of the factors considered by the Fund’s Board of Trustees in approving or renewing the Investment Advisory Agreement will be set forth in the Fund’s annual or semi-annual report to shareholders following the period in which the Investment Advisory Agreement is approved or renewed.

Portfolio Management Team

The Adviser has reported to the Fund’s Board that the personnel of the Adviser principally responsible for the day-to-day investment management of the Fund are experienced and educated investment professionals with long performance records in private equity primary and secondary investments. They have identified evaluated, structured, managed, and monitored billions of dollars in a wide range of private equity investments globally and maintain a strong network within the private equity investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these relationships, the Fund should have access to a large number of Investment Funds from which to select.

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The personnel of the Adviser who have primary responsibility for management of the Fund are:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

Other Service Providers

Custodian. [●] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [●].

Transfer Agent. [●] (the “Transfer Agent”) serves as the Fund’s transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent’s principal business address is [●].

Administrator. Pomona serves as the Fund’s Administrator under an Administration Agreement with the Fund, and performs certain administrative, accounting and other services for the Fund. In consideration of these administrative services, the Fund pays the Administrator the quarterly Administration Fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value, and reimburses the Administrator for its out-of-pocket expenses. The Administration Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of Shares that are repurchased as of the end of the quarter). The Administrator’s principal business address is 780 Third Avenue, 46th Floor, New York, New York 10017. The Administrator may delegate or sub-contract certain of its services to other entities, including a sub-administrator.

Sub-Administrator. [●] (the “Sub-Administrator”) serves as the Fund’s sub-administrator and performs certain sub-administration services for the Fund. The Administrator will pay a portion of the Administration Fee it receives from the Fund to the Sub-Administrator for providing its sub-administration services. The Sub-Administrator’s principal business address is [●].

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including the costs of its personnel, development and analytical tools and proprietary databases, travel, and other expenses related to the selection and monitoring of investments. As described below, however, the Fund bears all other expenses related to its investment program. The Administrator or the Sub-Administrator provides or arranges for certain administrative services to be provided to the Fund, among those services are: providing office space, adequate personnel, and communications and other facilities necessary for administration of the Fund, performing certain administrative functions to support the Fund and its service providers, supporting the Fund’s Board and providing it with information, providing accounting and legal services in support of the Fund, compliance testing services, analyzing the value of the Fund’s assets, and reviewing and arranging for payment of the Fund’s expenses and other support services. Such administrative services are included in the Administration Fee.

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Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the Investment Funds, including any fees and expenses charged by the Investment Funds or their Investment Managers (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Funds and direct investments (whether or not consummated), including transactional and legal expenses associated with buying and selling interests in Investment Funds and direct investments, enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of auditors, attorneys, consultants, and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	costs associated with preparing and updating the Fund’s registration statement, with reviewing and effecting potential investments to be made in Investment Funds, direct investments, and other assets;

•	attorneys’ fees and disbursements associated with preparing and filing exemptive applications with the SEC for the Fund, including those in respect of certain co-investment transactions and to offer multiple classes of Shares;

•	fees and disbursements of any accountants engaged by the Fund and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator;

•	recordkeeping, custody and transfer agency and sub-transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond and for brokerage or consulting services related thereto;

•	the Management Fee and the Administration Fee;

•	the Distribution and Servicing Fee;

•	the costs of preparing, printing, and delivering reports and other communications, including proxy, tender offer correspondence, or similar materials, to Shareholders, and Prospectuses to existing Shareholders;

•	the costs of the Fund’s corporate governance, including fees for Independent Trustees and the costs of preparing, printing, and delivering reports and other communications to Trustees and travel expenses relating to meetings of the Board of Trustees and committees thereof;

•	legal costs for counsel engaged by the Independent Trustees and the Fund, and/or costs for consultants engaged by the Independent Trustees and the Fund;

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•	costs of valuation services for obtaining valuation information for the Fund, and pricing services used in determining net asset value;

•	costs of a dividend disbursing agent;

•	costs of compliance services and the costs of the Fund’s Chief Compliance Officer;

•	costs of maintaining the Fund’s legal existence and maintaining the corporate governance structure for the Fund;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

•	any extraordinary expenses (as determined in the sole discretion of the Board), including indemnification expenses as provided for in the Fund’s organizational documents; and

•	other expenses not explicitly borne by the Adviser or Administrator associated with the investment operations of the Fund.

The Adviser and Administrator will be reimbursed by the Fund for any expenses that they pay on behalf of the Fund.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund is expected to incur organizational and offering expenses of approximately $[●] in connection with the initial offering of Shares. The Fund will also bear certain ongoing costs associated with the Fund’s continuous offering of Shares (printing expenses and ongoing legal, compliance, and regulatory costs). Offering expenses cannot be deducted by the Fund or the Shareholders.

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a [one]-year term beginning on the Initial Closing Date and ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding of certain “Specified Expenses” listed below, borne by the Fund during the Limitation Period to an amount not to exceed the Expense Cap. “Specified Expenses” that are not covered by the Expense Limitation and Reimbursement Agreement include: [(i) the Management Fee; (ii) all fees and expenses of Investment Funds and direct investments in which the Fund invests (including all acquired fund fees and expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of secondaries, primaries, direct investments, ETFs, and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with any credit facility, if any, obtained by the Fund; (vi) the Distribution and Servicing Fee; (vii) taxes; and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser).] To the extent that the Fund’s total annual ordinary operating expenses, exclusive of the Specified Expenses for any quarter exceed the Expense Cap, the Adviser will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives revenues or reimburses expenses, it is permitted to recoup any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were waived or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund’s total annual ordinary operating expenses, not including Specified Expenses, have fallen to a level below the then-effective Expense Cap, up to the then-effective Expense Cap.

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Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Managers generally assess asset-based fees to, and receive incentive-based fees from, the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive fees to the Investment Managers.

MANAGEMENT FEE AND ADMINISTRATION FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the quarterly Management Fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value. The Management Fee is an expense paid out of the Fund’s net assets. The Management Fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of Shares that are repurchased by the Fund as of the end of the quarter) and is due and payable in arrears within three (3) business days after the calculation of the Fund’s quarter-end net asset value following the end of the quarter. The Fund will also indirectly bear the asset-based fees and incentive fees paid by the Investment Funds to their Investment Managers.

Pomona also serves as the Fund’s Administrator and performs certain administrative, accounting and other services for the Fund. In consideration of the administrative services provided by the Administrator to the Fund, the Fund pays the Administrator the quarterly Administration Fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value, and reimburses the Administrator for its out-of-pocket expenses. The Administration Fee is also an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of Shares that are repurchased as of the end of the quarter).

CALCULATION OF NET ASSET VALUE

The Fund will calculate its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) on the last business day of each quarter, and at such other times as the Board shall determine (each, a “Valuation Date”). In determining its net asset value, the Fund will value its investments as of the relevant Valuation Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Valuation Date.

The Administrator will oversee the valuation of the Fund’s investments on behalf of the Fund under the supervision of the Board and pursuant to the Valuation Procedures approved by the Board for the Fund.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations in which market quotations are deemed unreliable. The private equity securities in which the Fund will invest normally do not have readily available market prices and therefore will be valued at their “fair value.” The Valuation Procedures call for determinations of fair value to be made in good faith based on an honest assessment of the amount that the Fund might reasonably expect to receive for a security upon its current sale, based upon appropriate factors that are available to the Fund. Accordingly, absent a market price, the Fund will value its investments in Investment Funds, direct investments, and other assets for which readily available market prices are not available at fair value. In ascertaining fair value, the Valuation Procedures call for the determination of a method for arriving at the fair value of a security, and methods for determining fair value are reviewed from time to time for their continuing appropriateness. Determining the fair value of private equity and other assets requires that judgment be applied to the specific facts and circumstances of each asset while seeking to employ a valuation process that is consistently followed. There is not necessarily a single standard for determining fair value of such assets, and determinations of fair value may involve subjective judgments and estimates. The Fund’s valuation procedures are tested and are subject to ongoing and periodic monitoring under the supervision of the Fund’s Board.

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A meaningful input in the Fund’s valuation of Investment Funds will be the estimated valuations provided by Investment Managers to the Administrator. Similarly, a meaningful input in the Fund’s valuation of a direct investment in a Co-Investment Opportunity will be the estimated valuations provided by the lead investor, if applicable.

The fair value of the Fund’s investments in Investment Funds and direct investments as of each Valuation Date ordinarily will be the carrying amount of the Fund’s interests in such investments as determined by reference to the issuer’s most recent balance sheet, statement of capital account, or other valuation provided by the relevant Investment Manager or lead investor as of, or prior to, the relevant Valuation Date, as adjusted for other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Valuation Date.

In reviewing the valuations provided by Investment Managers and lead investors in Co-Investment Opportunities, the Valuation Procedures require the consideration of relevant information reasonably available at the time the Fund values its portfolio. In considering such information, the Administrator may conclude in certain circumstances that the information provided by the Investment Manager or lead investor does not represent the fair value of a particular Investment Fund or direct investment. In these circumstances, the Administrator may consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the asset value reported by the relevant Investment Manager or lead investor, or whether to adjust such value to reflect a premium or discount to such net asset value. The Valuation Procedures require that any such decision be made in good faith, and subject to the review and supervision of the Board.

In the case of Investment Funds, Investment Managers may adopt a variety of valuation methods and bases and provide differing levels of information concerning the Investment Funds. It is expected that neither the Adviser nor Administrator will be able to meaningfully influence the valuation processes used by the Investment Managers. Consequently, there are inherent difficulties in determining the fair value of Investment Funds and inherent uncertainties in the fair values that are presented. The Administrator generally will not be able to confirm with certainty the accuracy of valuations provided by Investment Managers, even after the Fund receives the Investment Funds’ audited financial statements. The actual realized returns on the Fund’s unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Investment Managers and lead investors base their valuations.

For direct investments in operating companies where there is no lead investor, or where the Fund serves as the lead investor, or the lead investor has not provided an estimated valuation, the Fund will review and value such investments using one or more of the following types of analyses:

•	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics;

•	Discounted cash flow analysis, including a terminal value or exit multiple;

•	The cost of the investment, if cost is determined to best approximate the fair value of the investment; and

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•	Valuations implied by third-party investments in similar assets or issuers.

Factors to be considered in arriving at the fair market value of such investments include the price of recent transactions, earnings, revenue and book value.

For assets for which a market price is readily available as of the Valuation Date, the Fund uses the market price of the asset. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the Valuation Date. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the Valuation Date. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the Valuation Date. Investments in debt securities maturing in 60 days or less are valued at amortized cost if, when combined with accrued interest, it approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. The longer-term debt obligations held in a Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as reported by a third-party service or as obtained from one or more dealers that make markets in the securities when OTC market quotations are readily available.

Securities and assets for which market quotations are deemed unreliable are valued at their fair values as determined in good faith under the supervision of the Fund’s Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board

Loans or other securities traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Fund.

Expenses of the Fund, including the Management and Administration Fees, as well as the fees of other service providers, are accrued on a quarterly basis on the Valuation Date and taken into account for the purpose of determining the Fund’s net asset value.

CONFLICTS OF INTEREST

The Adviser

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and reasonable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. In addition, the Adviser’s Investment Committee will review allocations.

The Adviser’s personnel who work on managing the Fund may also work on other projects, including the Adviser’s other investment funds and accounts.

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The Adviser and certain of its investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members, and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Adviser and its affiliates may receive payments from private equity sponsors in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser do not intend to invest on behalf of the Fund, or vice versa.

The Fund may co-invest with third parties through joint venture entities or other entities, including Investment Funds sponsored by others. The co-investment commitment may be substantial. Such investments may involve risks not present in investments in which third parties are not involved, including the possibility that a joint venture partner of the Fund may experience financial, legal or regulatory difficulties; at any time have economic or business interests or goals which are inconsistent with those of the Fund; have a different view than the Fund as to the appropriate strategy for an investment or the disposition of an investment; or take action contrary to the Fund’s investment objective. Affiliates of the Adviser may generate origination, commitment, syndication, capital or other structuring fees which will be solely for the benefit of such affiliates and not for the benefit of the Fund.

The Adviser or Distributor may also compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will abide by, and comply with, its stated practices. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

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Other Matters

An Investment Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates may not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and its principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PURCHASES OF SHARES

Purchase Terms

The Fund will accept initial and additional purchases of Shares as of the first business day of each calendar quarter. For the initial purchase and at the discretion of the Fund or Distributor thereafter, the investor must submit a completed Investor Application form at least five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds at least three business days prior to the applicable purchase date in the full amount of the purchase to enable the Fund to invest the proceeds expeditiously. An investor who misses one or both of these deadlines will have the effectiveness of the investment in the Fund delayed until the following quarter.

The Fund issues the Shares purchased and an investor becomes a Shareholder with respect to such Shares as of applicable Closing Date, i.e., the first day of the relevant quarter. Purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent prior to their investment in the Fund. The Fund and the Distributor each reserves the right to reject any purchase of Shares in its sole discretion (including, without limitation, when one has reason to believe that an investor is not eligible to invest in the Fund). In addition, to manage cash flows, or for any other reason as determined in the sole discretion of each of the Fund and the Distributor, the Fund or the Distributor may limit or suspend an investor’s ability to purchase Shares of the Fund. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund or the Distributor will be returned to the prospective investor.

Investors purchasing Shares in the Fund may be charged a sales load of up to [●]% of the amount of the investor’s purchase, in the matter set forth below:

Investment Amount	Sales Load

Less than $[●]	[●]%

$[●]—$[●]	[●]%

$[●]—$[●]	[●]%

$[●] or more	[●]%

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[The Distributor and/or a Selling Agent may, at its discretion, waive the sales load for the purchase of Shares of the Fund by or on behalf of:  (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Trustees and retired Trustees of the Fund (including spouses, children, and parents of Trustees and retired Trustees); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (v) Selling Agents and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; (viii) orders placed on behalf of other investment companies that the Distributor, the Adviser or an affiliated company distributes; and (ix) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, Distributor, and any affiliates of the Adviser or Distributor in amounts that, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser sales load (or a complete waiver of the sales load).  To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, prior to the time of purchase, inform the Selling Agent about the investor’s eligibility for the waiver of the sales load and give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver.  Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.]

The minimum initial investment in the Fund from each investor is $[25,000], and the minimum additional investment in the Fund is $[10,000]. The minimum initial and additional investments may be reduced by either the Fund or its Distributor in the discretion of each for certain investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser, or their affiliates). Any Selling Agent or any RIA that invests in or recommends Shares for a client, may impose additional eligibility requirements for investors who purchase Shares through such Selling Agent. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund is less than $[10,000].

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each purchase (initial or subsequent) of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for each Shareholder: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. If the Fund is unable to verify your identity, the Fund reserves the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

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Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. The Distributor or a Selling Agent that offers Shares, or an RIA that invests in or recommends Shares for a client, may impose additional eligibility requirements for investors who purchase Shares through the Distributor, such Selling Agent, or such RIA. See “Plan of Distribution.”

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. It is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund first offer to repurchase Shares from Shareholders in the Fund’s third year of operations. It is also expected that the Adviser will normally recommend to the Board, subject to the Board’s discretion, that the Fund conduct repurchases thereafter on a quarterly basis as of the end of each calendar quarter, so that they would occur each March 31, June 30, September 30 and December 31 of every year, although the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. It is also expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund’s net asset value. There can be no assurance that the Board will accept the Adviser’s recommendation.

There is no minimum amount of Shares that must be repurchased by the Fund in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts, and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees may consider the recommendation of the Adviser. If the Fund does not engage in repurchases, Shareholders may not have a source of liquidity for their Shares.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Adviser is expected to recommend that the Board of Trustees consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund and the apparent expectations of Shareholders;

•	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Investment Funds and the anticipated price that will be earned);

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•	the Adviser’s investment plans for the Fund;

•	working capital and potential commitments of the Fund;

•	the amount of the tenders in relation to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s Shares in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the quarter in which the repurchase occurs – i.e., the accrued Management Fee for the quarter in which Fund Shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund Shares.

If a repurchase offer is conducted, it will generally follow the following timeline:

-    [100] days prior to the end of a calendar quarter: the Fund issues a notice of a tender offer and the tender offer commences;

-    [75] days prior to the end of a calendar quarter: a Shareholder must tender his/her/its Shares by this date (the “Notice Date”);

-    [5] days prior to the end of a calendar quarter: a Shareholder who has tendered his/her/its Shares can revoke the request to tender the Shares upon written notice to the Fund received by this date (“Expiration Date”);

-    The end of the calendar quarter if it is a business day, and if not, the last business day of the quarter is the valuation date (“Valuation Date”) as of which the value of the tendered Shares that are accepted for repurchase shall be determined.

If a repurchase offer is extended, the Expiration Date will be extended accordingly.

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Promptly after the Valuation Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon information received, including information from the Investment Managers of the Investment Funds, after the Valuation Date about the value of assets of the Fund as of the applicable Valuation Date.

The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times. The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 80-90% of the estimated value of the repurchased Shares, based on the value of the Shares as of the Valuation Date. The Initial Payment will be made within [60] days after the Valuation Date. The final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, based on the value of such Shares as of the Valuation Date as adjusted based upon information received, including information from the Investment Managers of the Investment Funds, after the Valuation Date about the value of assets of the Fund as of the applicable Valuation Date, over (2) the Initial Payment. The Final Payment is expected to be made within [120] days of the Valuation Date, though it could take longer.

A 2% early repurchase fee (an “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the one-year anniversary of the Shareholder’s purchase of Shares. Shares tendered for repurchase and subject to the Early Repurchase Fee will be treated as having been repurchased on a “first-in, first-out” basis. Any Early Repurchase Fee charged to Shareholders will be retained by the Fund and will benefit the Fund’s remaining Shareholders.

If modification of the Fund’s repurchase procedures as described above is deemed appropriate by the Board or if necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures that could adversely affect the liquidity for Shares in relation to the procedures described above. The Fund’s investments in Investment Funds are subject to lengthy lock-up periods during which the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to net asset value and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Fund’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash or (ii) liquid securities (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares. In addition, although the Fund does not expect to sell its interests in Investment Funds to satisfy repurchase offers, in the event the Fund needs to sell its interests, the Fund may not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to net asset value and which may not be available at any given time.

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A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $[10,000] after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor that Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

In the event that the Adviser or any of its affiliates hold Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. The Fund may not be suitable as the sole investment for investors who require minimum annual distributions from a retirement account through which they hold Shares.

Transfers of Shares

Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee who represents that the transferee is an Eligible Investor, and, after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $[10,000]. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund or Distributor may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel acceptable to the Fund or Distributor as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, the Distributor, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund’s Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a statutory trust would be entitled to vote, including certain elections of one or more Trustees and approval of the Investment Advisory Agreement or a material amendment thereto, in each case, to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

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TAX MATTERS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders must consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes each taxable year to Shareholders dividends of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such year), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund may make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. In addition, the Fund may decide not to make distributions sufficient to avoid imposition of the excise tax and therefore would be subject to the excise tax.

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To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

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If, subsequent to the first taxable quarter end of the first taxable year in which the Fund has elected to be subject to U.S. federal tax as a RIC, but before the end of any other taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure (i.e., the disposition of non-diversified assets) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, the sum of which is reduced by deductible expenses and losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income, without any reduction for the deduction for dividends paid, and any net tax-exempt income for such taxable year. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Shareholders will normally be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals. Distributions from net capital gain (typically referred to as “capital gain dividends”) will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

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The tax treatment of dividends and capital gain distributions will generally be the same whether the Shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund will be a taxable transaction to the Shareholder for federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.”  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

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Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares transferred repurchased by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the tax basis of the Shares acquired. The deductibility of capital losses is subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the [average cost] method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s Administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholder s should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

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Fund Investments

It is intended that the Fund will allocate a significant portion of its assets to Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, pursuant to Section 988 of the Code, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) generally will be characterized as ordinary income or loss. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid generally will be characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of the gain realized from engaging in “conversion transactions” (as defined in the Code to include certain transactions designed to convert ordinary income into capital gain) generally will be characterized as ordinary income.

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Hedging and Derivative Transactions

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.”  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a “straddle.”  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute “mixed straddles.”  One or more elections may be made in respect of the federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

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Passive Foreign Investment Companies

The Fund may indirectly hold equity interests in non-U.S. Investment Funds and/or non-U.S. Portfolio Companies that may be treated as “passive foreign investment companies” (each, a “PFIC”). The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market both at October 31 of each calendar year as well as at the end of each taxable year the shares in a PFIC. In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.”  In certain cases, the Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned as dividends, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

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Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder borrows to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

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In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters — Information Reporting and Backup Withholding” above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Foreign Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders as well as the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to ERISA, or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income tax consequences of the investment (see “Tax Matters,” above), and the projected return of the Fund relative to the ERISA Plan’s funding objectives.

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Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser should therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

The Board of Trustees will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objective, policies, strategies, and risks; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA or the Code, as applicable.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits and the Code penalizes the use of ERISA Plan assets for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with their legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code associated with the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISOR OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS OR ANY GENERALLY OR FOR ANY PARICULAR ERISA PLAN.

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PLAN OF DISTRIBUTION

The Fund will initially offer a single class of Shares designated as “Class A Shares” to investors eligible to invest in the Fund. The Fund is offering its Class A Shares on a continuous basis. Class A Shares will be offered at an initial price of $[●] per Share. Voya Investments Distributor, LLC acts as the Fund’s distributor. The minimum initial investment is $[25,000]. Pomona or an affiliate will provide the initial capitalization of $50 million to the Fund prior to commencement of operations.

The Fund has submitted an application for an exemptive order to the SEC to permit the Fund to offer additional classes of Shares besides Class A Shares. If the Fund’s application is granted, the Fund presently intends to offer a second class of Shares and may offer other classes of Shares as well. Each class of Shares will have certain differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution fees and transfer agency fees that each class may be charged.

Under the terms of the Distribution Agreement, the Distributor will directly distribute Shares to investors and is authorized to retain brokers, dealers, and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Shares. The Fund will pay the Distributor the quarterly Distribution and Servicing Fee of [●]% ( [●]% on an annualized basis) of the Fund’s quarter-end net asset value, determined as of the last day of each quarter (before any repurchases of Shares), for distribution and investor services provided to Shareholders. The Distribution and Servicing Fee is charged on an aggregate Fund-wide or class-wide basis, and Shareholders are expected to be subject to the Distribution and Servicing Fee as long as they hold their Shares. The Distributor may, in its sole discretion, pay various Selling Agents some or all of the Distribution and Servicing Fee to compensate such Selling Agents for distribution and servicing support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Selling Agents and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information, and support services.

Generally, the minimum required initial purchase by each investor is $[25,000]. Additional investments in the Fund must be for a minimum amount of $[10,000]. The minimum initial and additional investments may be reduced by either the Fund or its Distributor in the discretion of each for certain investors. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s account with the Distributor, Selling Agent, or RIA will be debited for the purchase amount, which will be deposited into an account with [●], as the Fund’s Transfer Agent. See “Purchases of Shares — Purchase Terms.”

DIVIDENDS AND DISTRIBUTIONS

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is possible that some of the Investment Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or will pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that a Shareholder owns will be reduced by the amount of the distributions or dividends that are received with respect to that Share.

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Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant in the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within [45] days prior to a distribution, the request will be effective only with respect to distributions after the [45] day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

●	reinvest both dividends and capital gain distributions;

●	receive dividends in cash and reinvest capital gain distributions; or

●	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares pursuant to the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at the net asset value determined on the next Valuation Date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate or amend the DRIP at any time. All expenses related to the DRIP will be borne by the Fund.

MORE INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

[●]
Telephone: [●]

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The information in this preliminary STATEMENT OF ADDITIONAL INFORMATION is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary STATEMENT OF ADDITIONAL INFORMATION is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Pomona Private Equity Fund

August 15, 2014

STATEMENT OF ADDITIONAL INFORMATION

780 Third Avenue, 46th Floor

New York, NY 10017

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Pomona Private Equity Fund (the “Fund”) dated [●], 2014. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

INVESTMENT POLICIES AND PRACTICES

The Fund is a newly-formed, non-diversified, closed-end management investment company that seeks to provide targeted exposure to private equity investments. The Fund was organized as a Delaware statutory trust on August 12, 2014 and commenced operations on [●], 2014. Pomona Management LLC serves as the Fund’s investment adviser (the “Adviser”). The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 66- 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)         invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, the Fund’s investments in Investment Funds (as hereinafter defined) are not deemed to be investments in a single industry);

(2)         borrow money, except to the extent permitted by the 1940 Act;

(3)         issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets);

(4)         underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the acquisition or disposition of its portfolio securities;

(5)         make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements;

(6)         purchase or sell commodities or commodity contracts, except to the extent permitted by the 1940 Act; or

(7)         purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of private equity and other private asset funds (“Investment Funds”) or to the operating companies in which assets of the Fund are invested.

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REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

It is expected that Pomona Management LLC (the “Adviser”) will recommend to the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”), subject to the Board’s discretion, that the Fund first offer to repurchase Shares from shareholders of the Fund (“Shareholders”) in the Fund’s third year of operations. It is also expected that the Adviser will normally recommend to the Board, subject to the Board’s discretion, that the Fund conduct repurchases thereafter on a quarterly basis as of the end of each calendar quarter, so that they would occur each March 31, June 30, September 30 and December 31 of every year, although the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. It is also expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund’s net asset value. There can be no assurance that the Board will accept the Adviser’s recommendation.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash or (ii) liquid securities (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to Shareholders tendering Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares. In addition, although the Fund does not expect to sell its interests in Investment Funds to satisfy repurchase offers, in the event the Fund needs to sell its interests, the Fund may not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to net asset value and which may not be available at any given time.

Mandatory Redemptions

As noted in the Prospectus, the Fund has the right to repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder under certain circumstances. Such mandatory redemptions may be made if:

•	Shares have been transferred without the consent of the Fund or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

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•	ownership of Shares by a Shareholder or other person likely will cause the Fund to be in violation of, require registrations of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such Shares by the Shareholder or other persons may be harmful or injurious to the business or reputation of the Fund the Board, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund or the Board determines that the redemption of Shares would be in the best interest of the Fund.

Transfers of Shares

Class A Shares (as defined in the Prospectus) are subject to restrictions on transferability and liquidity will be provided by the Fund only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board in its sole discretion. No transfer of Class A Shares will be permitted by the Fund unless the transferee is an “Eligible Investor” (as defined in the Prospectus), and, after the transfer, the value of the Class A Shares beneficially owned by each of the transferor and the transferee is at least equal to the Fund’s minimum investment requirement.

The Fund’s organizational documents provide that each Shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, the Distributor, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of, or arising from, any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

The Trustees supervise the Fund’s affairs under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers of the Fund

The Board of the Fund consists of [●] Trustees. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or its affiliates as of the date of this SAI. Each Trustee serves an indefinite term, until his or her successor is elected. Officers are annually elected by the Trustees.

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The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board will consider a variety of criteria, none of which, in isolation, will be controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund’s Nominating & Governance Committee and Trustee nomination process is provided below under the caption “Independent Trustees and the Committees.”

Independent Trustees

The Independent Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of [●], 2014) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes any open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Independent Trustees
[●]([●]) [●]	Trustee	[●]	[●]	[●]	[●]
[●]([●]) [●]	Trustee	[●]	[●]	[●]	[●]
[●]([●]) [●]	Trustee	[●]	[●]	[●]	[●]

*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Interested Trustees

The Interested Trustees of the Fund, their ages, addresses, positions held, length of time served, principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of [●], 2014) and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Interested Trustees

[Michael D. Granoff] ([●]) 780 Third Avenue, 46th Floor New York, NY 10017	Trustee	[●]	[Chief Executive Officer of Pomona Management LLC (1994-present).]	[1]	[●]
[●]([●]) [●]	Trustee	[●]	[●]	[●]	[●]

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

[Michael D. Granoff, an Interested Trustee, founded the Adviser in 1994 and is responsible for strategic planning and capital and executive management. Prior to founding the Adviser, he served as the president of partnerships organized to purchase secondary interests in venture capital and leveraged buyout funds and as a director of a number of private companies while President of Golodetz Ventures and Vice President of TEI Industries. Prior to his business career, Mr. Granoff served on the staff of the U.S. House of Representatives Appropriations Subcommittee on Foreign Operations. Mr. Granoff is a member of the Council on Foreign Relations, the World Economic Forum, and the Hamilton Project. Mr. Granoff has been a guest lecturer at the Harvard Business School and the Wharton School of Business at the University of Pennsylvania. Mr. Granoff received a J.D. from Georgetown University and a B.A. from the University of Pennsylvania.]

[●]

[●]

[●]

[●]

The Trustees’ principal occupations during the past five years or more are shown in the above tables.

Officers

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers
[●] ([●]) [●]	[●]	[●]	[●]
[●] ([●]) [●]	[●]	[●]	[●]
[●] ([●]) [●]	[●]	[●]	[●]
[●] ([●]) [●]	[●]	[●]	[●]
[●] ([●]) [●]	[●]	[●]	[●]
[●] ([●]) [●]	[●]	[●]	[●]
[●] ([●]) [●]	[●]	[●]	[●]

*	Each officer serves an indefinite term, until his or her successor is elected.

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Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) as of [●], 2014, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Independent:
[●]	N/A	N/A
[●]	N/A	N/A
[●]	N/A	N/A
[●]	N/A	N/A

Interested:
[Michael D. Granoff]	N/A	N/A

* As of [●], 2014, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.

** As of [●], 2014, none of the Trustees owned shares of funds in the same family of investment companies as the Fund, because the fund is the only investment company in the family of investment companies and it had not begun investment operations.

[As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.]

[As of [●], 2014, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.]

Board Leadership Structure and Risk Oversight

The Board’s leadership structure features [●] serving as Chairperson and several Board committees described below. The Chairperson participates in the preparation of the agenda of and information to be discussed at Board meetings with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board has several committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund Shareholders, as well as to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board has established [two] standing committees: the [Audit Committee and the Nominating & Governance Committee.] The Audit Committee and the Nominating & Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel, make regular reports regarding the Fund’s activities and related risks to the Board and the committees, as appropriate. These reports include, but are not limited to, quarterly performance reports, and discussions with members of the portfolio management team relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

The Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks as needed.

Board Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has [two] committees: the [Audit Committee and Nominating & Governance Committee].

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

Audit Committee

The Board has a separately-designated standing Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are [●], each of whom is an Independent Trustee. The Chairperson of the Audit Committee of the Fund is [●].

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Nominating & Governance Committee

The Board also has a Nominating & Governance Committee. The members of the Nominating & Governance Committee of the Fund are [●], each of whom is an Independent Trustee. The Chairperson of the Nominating & Governance Committee is [●]. The Nominating & Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees.

The Fund’s Nominating & Governance Committee recommends qualified candidates for nominations as Independent Trustees. Persons recommended by the Fund’s Nominating & Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Nominating & Governance Committee expects to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Nominating & Governance Committee as described below under the caption “Shareholder Communications.”

Trustee Compensation

The Independent Trustees are paid an annual retainer of $[●], per meeting fees of $[●], and per telephonic meeting fees of $[●]. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Compensation

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from the Fund Complex Payable to Trustees(1)
Independent:
[●]	$[●]	$[●]
[●]	$[●]	$[●]
[●]	$[●]	$[●]
[●]	$[●]	$[●]
Interested:
[Michael D. Granoff]	$[●]	$[●]

(1)	Estimated for fiscal year ended [●], 2014.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

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The Adviser

Pomona Management LLC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Founded more than 20 years ago, the Adviser is a global, value-oriented private equity firm specializing in investing across the private equity spectrum. The Adviser aims to generate attractive investment returns by following a consistent disciplined strategy, focusing relentlessly on quality and investing prudently and patiently, to drive consistent growth and returns over a long period of time, through multiple market cycles.

Headquartered in New York City with offices in London and Hong Kong, the Adviser has a team of approximately 43 professionals as of [●] that manage more than $8.5 billion in committed capital from over [350] sophisticated investors from more than 25 countries. The Adviser is led by a senior management team that has worked together since 1995 and is one of the pioneers of investing in secondary interests in Investment Funds. The Adviser manages a series of private equity funds that make secondary, primary, and co-investments, with interests in over 600 diversified Investment Funds and more than 6,000 companies.

The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.). As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Group”). ING Group is a global financial institution of Dutch origin, with operations in more than 40 countries.

The Adviser serves as investment adviser to the Fund pursuant to investment advisory agreement entered into between the Fund and the Adviser (the “Investment Advisory Agreement”). The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser allocates the Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether the Investment Fund’s investment performance and other criteria are satisfactory. The Adviser may sell Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The offices of the Adviser are located at 780 Third Avenue, 46th Floor, New York, New York 10017, and its telephone number is [●]. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at [●].

Approval of the Investment Advisory Agreement

The Investment Advisory Agreement was approved by the Fund’s Board (including a majority of the Independent Trustees) at a meeting held in person on [●], 2014 and was also subsequently approved by the then sole Shareholder of the Fund. The Investment Advisory Agreement of the Fund has an initial term of two years from the date of its execution. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding Shares of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice to the parties to the Investment Advisory Agreement: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

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In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a quarterly fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of Shares that are repurchased as of the end of the quarter). The Fund will also indirectly bear asset-based fees and incentive fees paid by the Investment Funds to the general partners or managing members of the Investment Funds (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Manager” of such Investment Fund) and indirectly paid by investors in the Fund.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

A discussion of the factors considered by the Fund’s Board in approving the Investment Advisory Agreement will be forth in the Fund’s [annual report to Shareholders for the fiscal year ended [●], 2014.]

Approval of the Distribution Agreement

Voya Investments Distributor, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement (the “Distribution Agreement”). The principal office of the Distributor is located at 7337 East Doubletree Ranch Rd., Suite 100 Scottsdale, Arizona 85258. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of Independent Trustees.

Under the terms of the Distribution Agreement, the Distributor will directly distribute Shares to investors and is authorized to retain brokers, dealers, and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Shares. The Fund will pay the Distributor a quarterly fee-of [●]% ( [●]% on an annualized basis) of the Fund’s quarter-end net asset value, determined as of the last day of each quarter (before any repurchases of Shares) (the “Distribution and Servicing Fee”), for distribution and investor services provided to Shareholders.

Approval of the Administration Agreement

Pomona Management LLC (the “Administrator”) serves as the Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”). The principal office of the Administrator is located at 780 Third Avenue, 46th Floor, New York, New York 10017. The Administration Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of Independent Trustees.

Under the terms of the Administration Agreement, the Fund pays the Administrator the quarterly Administration Fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value, and reimburses the Administrator for its out-of-pocket expenses. The Administration Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each quarter (including any assets in respect of Shares that are repurchased as of the end of the quarter).

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Portfolio Management

The portfolio managers of the Adviser, their responsibilities at the Fund, years of involvement in the Fund, and principal occupations for the past five years are listed in the Fund’s Prospectus dated [●], 2014.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. A conflict of interest could exist if the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Advises’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of [●], 2014:

[●]	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	[●]	$[●]
Other Pooled Investment Vehicles	[●]	$[●]
Other Accounts	[●]	$[●]

Securities Ownership of Portfolio Managers

[The Fund is a newly-organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.]

Portfolio Manager Compensation Structure

The compensation of each portfolio manager is typically comprised of a fixed annual salary and a discretionary annual bonus determined by the Adviser. In addition, each portfolio manager may be eligible to receive a share of any fees or carried interest earned by the Adviser in any given year. Such amounts are payable by the Adviser and not by the Fund.

Proxy Voting Policies and Procedures and Proxy Voting Record

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. However, the Fund may occasionally receive notices or proposals from its Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

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The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Third-Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Committee would carefully monitor and supervise the services provided by any Research Providers.

Further Information

For a copy of the Proxy Policy, see Annex A to this SAI. A copy of the Proxy Policy is also available on our web site at [●] and on the SEC’s web site at www.sec.gov.

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CONFLICTS OF INTEREST

The Adviser

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and reasonable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. In addition, the Adviser’s Investment Committee will review allocations.

The Adviser’s personnel will devote such time as shall be reasonably necessary to conduct the business affairs of the Fund in an appropriate manner. However, the Adviser’s personnel who work on managing the Fund may also work on other projects, including the Adviser’s other investment funds and accounts discussed herein and other vehicles permitted by the Investment Advisory Agreement.

The Adviser and certain of its investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members, and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser do not intend to invest on behalf of the Fund, or vice versa.

The Fund may co-invest with third parties through joint venture entities or other entities, including Investment Funds sponsored by others. The co-investment commitment may be substantial. Such investments may involve risks not present in investments in which third parties are not involved, including the possibility that a joint venture partner of the Fund may experience financial, legal or regulatory difficulties; at any time have economic or business interests or goals which are inconsistent with those of the Fund; have a different view than the Fund as to the appropriate strategy for an investment or the disposition of an investment; or take action contrary to the Fund’s investment objective. Affiliates of the Adviser may generate origination, commitment, syndication, capital or other structuring fees which will be solely for the benefit of such affiliates and not for the benefit of the Fund.

The Adviser or Distributor may also compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

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Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Investment Funds or portfolio companies or investment vehicles managed or sponsored by the Adviser or Investment Managers may: (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Fund. Such entities may compete with the Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Investment Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or an Investment Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the Investment Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Investment Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Fund, including with respect to fees and the right to receive information.

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Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will abide by, and comply with, its stated practices. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Other Matters

An Investment Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates may not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and its principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Fund in private transactions that will not involve brokerage commissions or markups. Primary investments in Investment Funds, in which interests may be purchased directly from the Investment Fund, may be, but are generally not, subject to transaction expenses. Secondary investments in Investment Funds generally will be subject to brokerage commissions and other transaction expenses; however, and the Fund anticipates that other portfolio transactions may be subject to such expenses as well. It is the policy of the Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

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The Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Generally, the Adviser does not expect that secondary interests in the same Investment Fund or portfolio of Investment Funds will be available from multiple broker-dealer’s during the same time period.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board, and Section 28(e) of the 1934 Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Distributor) and to take into account the sale of shares of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. Given the focus on private equity investing, the Fund is not expected to pay significant brokerage commissions.

TAX MATTERS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

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Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a regulated investment company (“RIC”) under the Code. If the Fund so qualifies and distributes each taxable year to Shareholders dividends of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such year), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund may make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. In addition, the Fund may decide not to make distributions sufficient to avoid imposition of the excise tax and therefore would be subject to the excise tax.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such gross income items, “qualifying income”); and (b) diversify its holdings (i.e., the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

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For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Investment Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If, subsequent to the first taxable quarter end of the first taxable year in which the Fund has elected to be subject to U.S. federal tax as a RIC, but before the end of any other taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, (i.e., the disposition of non-diversified assets) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

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Distributions

The Fund will ordinarily declare and pays dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased or transferred. In such case, the tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the Shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

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An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund will be a taxable transaction to the Shareholder for federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.”  In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase or transfer may not be treated as an exchange for U.S. federal income tax purposes, and the gross amount of such repurchase or transfer may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the tax basis of the Shares acquired. The deductibility of capital losses is subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

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The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the [average cost] method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that Share repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase or transfer that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholder s should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during RIC’s taxable year.

Fund Investments

It is intended that the Fund will allocate a significant portion of its assets to Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

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UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, pursuant to Section 988 of the Code, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) generally will be characterized as ordinary income or loss. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid generally will be characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to include certain transactions designed to convert ordinary income into capital gain) will be characterized as ordinary income

Hedging and Derivative Transactions

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.”  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a “straddle.”  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute “mixed straddles.”  One or more elections may be made in respect of the federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

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If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies

The Fund may indirectly hold equity interests in non-U.S. Investment Funds and/or non-U.S. Portfolio Companies that may be treated as “passive foreign investment companies” (each, a “PFIC”). The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market both at October 31 of each calendar year as well as at the end of each taxable year the shares in a PFIC. In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.”  In certain cases, the Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

23

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned as dividends, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the tax-exempt Shareholder borrows to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

24

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See “Tax Matters—Information Reporting and Backup Withholding” above.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Foreign Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

25

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders as well as the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Accordingly, Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those section of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or the Code (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to Employee Retirement Income Security Act of 1974, as amended (“ERISA”), but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Matters”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

26

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser should therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies, strategies, and risks; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third-parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans or similar arrangements which are not subject to ERISA or the related provisions under the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans or similar arrangements which are not subject to ERISA, whether or not subject to Section 4975 of the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal Adviser regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ERISA PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY EITHER THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY ERISA PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO ERISA PLANS GENERALLY OR TO ANY PARTICULAR ERISA PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR ERISA PLANS OR ANY GENERALLY OR FOR ANY PARICULAR ERISA PLAN.

27

ADMINISTRATOR AND SUB-ADMINISTRATOR

Pomona Management LLC, when providing services under the administration agreement (the “Administrator”) serves as the Fund’s administrator and will provide certain administrative and fund accounting services to the Fund. The Administrator has, in turn, contracted with [●] (the “Sub-Administrator”) to provide sub-administration services. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through the Sub-Administrator for, among other things, certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a quarterly fee of [●]% ([●]% on an annualized basis) of the Fund’s quarter-end net asset value (the “Administration Fee”), and reimburses the Administrator for its out-of-pocket expenses. The Administration Fee is paid out of the Fund’s net assets. The Administrator will pay a portion of the Administration Fee it receives from the Fund to the Sub-Administrator for the provision of its sub-administrative services. The Administrator’s principal business address is 780 Third Avenue, 46th Floor, New York, New York 10017. The Sub-Administrator’s principal business address is [●].

[The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Shareholders for any and all liabilities or expenses except those arising out of the fraud, gross negligence or willful default or misconduct of the Administrator or its agents. In addition, under the Administration Agreement, the Fund has agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Administration Agreement, other than liability and expense arising out of the Administrator’s fraud, gross negligence or willful default or misconduct.]

CUSTODIAN AND TRANSFER AGENT

[●] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or collectively with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [●].

[●] (the “Transfer Agent”) serves as transfer agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of Shares. The Transfer Agent’s principal business address is [●].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] serves as the independent registered public accounting firm of the Fund. Its principal business address is [●].

DISTRIBUTOR

Voya Investments Distributor, LLC acts as the distributor of the Fund’s Shares. The Distributor’s principal business address is 7337 East Doubletree Ranch Rd., Suite 100 Scottsdale, Arizona 85258.

LEGAL COUNSEL

Dechert LLP acts as legal counsel to the Fund. Its principal business address is 1900 K Street, N.W., Washington, DC 20006.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

 A control person is a person who beneficially owns more than 25% of the voting securities of a company. [Pomona Management LLC, a registered investment adviser whose principal office is located at 780 Third Avenue, 46th Floor, New York, New York 10017, will provide the initial capitalization of the Fund and therefore will be deemed to be a control person because it will be the sole shareholder of the Fund as of the date of this SAI.]

28

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be sent to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on [●]. The 12-month period ending [●] of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

[TO BE FILED BY SUBSEQUENT AMENDMENT.]

29

ANNEX A

PROXY VOTING

A-1

PART C - OTHER INFORMATION

ITEM 25.        FINANCIAL STATEMENTS AND EXHIBITS

(1)        Financial Statements:

Not applicable.

———

(2)        Exhibits:

(a)(1)	Certificate of Trust.*
(a)(2)	Agreement and Declaration of Trust.**
(b)	By-Laws.**
(c)	Not Applicable.
(d)	Not Applicable.
(e)	Not Applicable.
(f)	Not Applicable.
(g)	Advisory Agreement.**
(h)	Form of Distribution Agreement.**
(i)	Not Applicable.
(j)	Custodian Agreement.**
(k)(1)	Administration Agreement.**
(k)(2)	Sub-Administration Agreement.**
(k)(3)	Transfer Agency Agreement.**
(k)(4)	Expense Limitation and Reimbursement Agreement.**
(k)(5)	Form of Voting Waiver Arrangement.**
(l)	Opinion and Consent of Dechert LLP.**
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm.**
(o)	Not Applicable.
(p)	Subscription Agreement.**
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Fund.**
(r)(2)	Code of Ethics of the Adviser.**
(s) Powers of Attorney. **

_____________________
* Filed herewith.
** To be filed by amendment.

ITEM 26.        MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.        OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$	[●]
Printing	$	[●]
Accounting fees and expenses	$	[●]
Legal fees and expenses	$	[●]
Miscellaneous	$	[●]
Total	$	[●]

ITEM 28.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The descriptions of the Adviser under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this Registration Statement are incorporated by reference herein.  For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser in the last two (2) years, reference is made to the Adviser’s current Form ADV (File No. 801-69755) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29         NUMBER OF HOLDERS OF SECURITIES

The following table shows the number of holders of securities of the Registrant as of [•].

Title of Class	Number of Record Holders
Common shares of beneficial interest	[•]

ITEM 30.        INDEMNIFICATION

[●].

ITEM 31.        BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner, or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, executive officer, or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-69755).

ITEM 32.        LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of Registrant at 780 Third Avenue, 46th Floor, New York, New York 10017. The other required books and records are maintained by the Adviser at 780 Third Avenue, 46th Floor, New York, New York 10017.

ITEM 33.        MANAGEMENT SERVICES

Not Applicable.

C-2

ITEM 34.        UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) Not Applicable.

(e) Not Applicable.

(5)(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

C-3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 15th day of August, 2014.

POMONA PRIVATE EQUITY FUND

/s/ Michael D. Granoff
By:	Michael D. Granoff
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael D. Granoff	Trustee, President and Principal Executive Officer	August 15, 2014
Michael D. Granoff

/s/ Steve Futrell	Treasurer and Principal Financial Officer	August 15, 2014
Steve Futrell

C-4

EXHIBIT INDEX

Ex-99(a)(1)         Certificate of Trust

C-5